                              PACIFIC CAPITAL FUNDS
                         SUPPLEMENT DATED MARCH 20, 2007
                     TO PROSPECTUSES DATED NOVEMBER 28, 2006

SMALL CAP FUND DEVELOPMENTS

Nicholas-Applegate Capital Management, which manages a portion of the portfolio of the Small Cap Fund ("Fund") using a "small cap value" strategy and a portion of the portfolio using a "systematic small cap" strategy, has indicated that it intends to exit the business of "value" style equity management as soon as its clients, including the Fund, can make alternative management arrangements. The Fund is actively seeking a new manager for the "value" portion of its portfolio. When a new manager is selected, a further prospectus supplement will be prepared, and the shareholders of the Fund will receive an information statement with respect to the new manager.


EFFECTIVE MARCH 1, 2007, THE SECOND PARAGRAPH ON PAGE 62 OF THE CLASS A/B/C PROSPECTUS AND PAGE 50 OF THE CLASS Y PROSPECTUS IS REVISED AS FOLLOWS:

SMALL CAP FUND. A team lead by Mark Roemer is currently responsible for the day-to-day management of the "small cap value" strategy and the "systematic small cap" strategy portions of the Fund's portfolio. Mr. Roemer, Senior Vice President, has ten years of investment experience. Prior to joining NACM in 2001, he was principal and U.S. equity product manager with Barclays Global Investors ("BGI") and was previously a client relationship officer with BGI after having begun his career with Kleinwort Benson Investment Management of London.

                              PACIFIC CAPITAL FUNDS

                             TELEPHONE: 800-258-9232


                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 28, 2006,
              AS SUPPLEMENTED DECEMBER 12, 2006 AND MARCH 20, 2007


                              NEW ASIA GROWTH FUND
                            INTERNATIONAL STOCK FUND
                                 SMALL CAP FUND
                                  MID-CAP FUND
                                GROWTH STOCK FUND
                             GROWTH AND INCOME FUND
                                   VALUE FUND

                        HIGH GRADE CORE FIXED INCOME FUND
               (PREVIOUSLY NAMED "DIVERSIFIED FIXED INCOME FUND")

                            TAX-FREE SECURITIES FUND

                 HIGH GRADE SHORT INTERMEDIATE FIXED INCOME FUND
     (PREVIOUSLY NAMED "SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND")

                   TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                     U.S. GOVERNMENT SHORT FIXED INCOME FUND
                (PREVIOUSLY NAMED "ULTRA SHORT GOVERNMENT FUND")

      Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Statement of Additional Information ("SAI") contains information about the Class A, Class B, Class C and Class Y shares of all twelve of the Trust's investment portfolios (each a "Fund" and collectively the "Funds"). Each Fund is represented by a series of shares separate from those of the Trust's other series. The various Funds and Classes of shares of the Funds are offered through separate Prospectuses. The offering of Class B shares by all Funds has been suspended since June 1, 2003 (except for reinvestment of Class B share dividends and exchanges of existing Class B shares between Funds). The suspension will remain in effect until further notice.

      All Funds except Tax-Free Securities Fund and Tax-Free Short-Intermediate Securities Fund (the "Tax Free Funds") are diversified portfolios.

      This SAI is not a prospectus. You should read this SAI in conjunction with the applicable Prospectus, dated November 28, 2006. All terms defined in the applicable Prospectus have the same meanings in this SAI. In addition, the Trust's 2006 Annual Report to Shareholders is incorporated by reference into this SAI. You can order copies of the Prospectuses and Annual Report without charge by writing to BISYS Fund Services ("BISYS") at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling the Transfer Agent at the telephone number indicated above.

TABLE OF CONTENTS


INVESTMENT RESTRICTIONS....................................................................        3
ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS.......................................        6
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION...............................................       30
MANAGEMENT.................................................................................       32
DISTRIBUTION AND SHAREHOLDER SERVICE PLANS.................................................       58
CALCULATION OF YIELD.......................................................................       60
DETERMINATION OF NET ASSET VALUE...........................................................       60
PURCHASE OF SHARES.........................................................................       61
REDEMPTION OF SHARES.......................................................................       63
PORTFOLIO TRANSACTIONS.....................................................................       63
FEDERAL AND HAWAIIAN TAX INFORMATION.......................................................       66
GENERAL INFORMATION........................................................................       70
CUSTODIAN..................................................................................       73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL..................................       73
FINANCIAL INFORMATION......................................................................       73
REGISTRATION STATEMENT.....................................................................       73
APPENDIX A: RATINGS OF FIXED INCOME SECURITIES.............................................      A-1

                             INVESTMENT RESTRICTIONS

      Each Fund's investment objectives are fundamental and may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities, as described under "General Information -- Voting." If the Trust's Board of Trustees determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material change in the then-current prospectus. Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is non-fundamental.

      The following investment restrictions also apply to the Funds. The restrictions designated as fundamental policies may not be changed without approval by the holders of a majority of the relevant Fund's outstanding shares. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities or resulting from reorganizations, consolidations, payments out of assets of the Fund or redemption of shares will not constitute a violation of such limitation, except for investment restriction (3) below.

      For purposes of defining what constitutes a single industry for purposes of the restriction applying to the Funds, each Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System ("NAICS") or other publicly available information. Industry category groupings shown in the Funds' printed financial reports sent to shareholders may contain more than one industry code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

INVESTMENT RESTRICTIONS FOR ALL FUNDS EXCEPT NEW ASIA GROWTH FUND AND INTERNATIONAL STOCK FUND

      None of these Funds may:

      (1) Purchase securities of any issuer (except debt obligations of issuers that pay interest which, in the opinions of counsel to such issuers, is exempt from federal income tax and is not subject to the federal alternative minimum tax ("Municipal Obligations") and securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Obligations")) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of any one issuer. This restriction does not apply to the Tax-Free Funds, which are non-diversified funds.

      (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (a) U.S. Government Obligations and repurchase agreements secured by such obligations and (b) with respect to the Tax-Free Funds, Municipal Obligations (for purposes of this limitation, Municipal Obligations do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user).

      (3) Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act" or "Investment Company Act"), except (a) with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the Securities and Exchange Commission (the "Commission"), and (b) that each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

      (4) Purchase or sell real estate or real estate limited partnerships (other than obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

      (5) Purchase commodities or commodity contracts, except that each Fund may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies.

      (6) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

      (7) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

      (8) Purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

      (9) Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control of management.

      (10) Lend money or portfolio securities, except that each of the Funds may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 30% of the current value of the lending Fund's total assets.

      In addition, each of these Funds will comply with the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (1) No Fund (except the Mid-Cap Fund) will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if as a result thereof the value of the Fund's investment in such classes of securities would exceed 15% of the Fund's total assets.

      (2) No Fund will invest more than 10% of its net assets in warrants.

      (3) No Fund will invest more than 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities do not include securities which may be resold under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") that the Board of Trustees or its delegate determines to be liquid based upon the trading markets for such securities.

      (4) No Fund will purchase put and call options or write covered put and call options on securities unless (a) it may invest directly in such securities,
(b) such options are traded on registered domestic securities exchanges or result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System, and (c) the total assets subject to such options does not exceed 5% of the Fund's net assets.

      Certain Funds have non-fundamental investment policies obligating such a Fund to commit, under normal market conditions, at least 80% of its assets to the type of investments suggested by its name. For purposes of such an investment policy, "assets" includes the Fund's net assets, as well as any amounts borrowed for investment purposes. The Trust's Board of Trustees has adopted a policy to provide investors with notice prior to changes in such an investment policy. Any notice required to be delivered to shareholders for the purpose of announcing an intended change in non-fundamental policy will be provided to shareholders at least 60 days' prior to any change in such an investment policy.

INVESTMENT RESTRICTIONS FOR NEW ASIA GROWTH FUND AND INTERNATIONAL STOCK FUND

      New Asia Growth Fund and International Stock Fund are subject to the following investment restrictions, all of which are fundamental policies. Neither Fund may:

      (1) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of any one issuer.

      (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations and repurchase agreements secured by such Obligations.

      (3) Borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the Commission, and (b) that the Fund may borrow from banks up to 33-1/3% the current value of its net assets for temporary, extraordinary or emergency purposes, for clearance of transactions, to hedge against currency movements or for investment purposes, and these borrowings may be secured by the pledge of up to 33-1/3% current value of its net assets.

      (4) Purchase or sell real estate or real estate limited partnerships (other than obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

      (5) Purchase commodities or commodity contracts, except that the Fund may deal in forward foreign exchange contracts between currencies of the different countries in which it may invest, may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies.

      (6) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

      (7) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

      (8) Purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

      (9) Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control of management.

      (10) Lend money or portfolio securities, except that the Fund may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 33-1/3% of the current value of the Fund's total assets.

      In addition, New Asia Growth Fund and International Stock Fund will each comply with the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (1) Neither Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if as a result the value of the Fund's investment in such classes of securities would exceed 15% of such Fund's total assets.

      (2) Neither Fund will invest more than 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities do not include securities which may be resold under Rule 144A under the Securities Act that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

      (3) To the extent required by the Commission or its staff, each Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country (including governmental agencies and instrumentalities thereof) as the obligations of a single issuer.

      (4) Neither Fund will invest more than 10% of its net assets in warrants.

      (5) The aggregate value of the exercise price or strike price of call options written by each Fund will not exceed 25% of the Fund's net asset value.

              ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS

FOREIGN SECURITIES

      Each of the Funds (except the U.S. Government Short Fixed Income Fund) may invest in foreign securities. Each Fund may invest directly in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. New Asia Growth Fund, International Stock Fund and Small Cap Fund may also invest in the securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts") to the extent such Depositary Receipts become available.

      DEPOSITARY RECEIPTS

      ADRs (which include American Depositary Shares and New York Shares) are publicly traded on exchanges or over-the-counter ("OTC") in the United States. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers of securities with respect to which unsponsored Depositary Receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and the market value of the Depositary Receipts may not be correlated with such information.

      EQUITY-LINKED SECURITIES

      Equity-linked securities are also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. Some foreign markets such as India and Taiwan have restrictions on foreign ownership or can be cost prohibitive for outside investors. As a result of scarce supply and high demand, available ADR shares often trade at substantial premiums to the local shares. Equity-linked securities trade near parity to local shares, providing a more efficient alternative to ADRs. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Equity-linked securities are not exchange traded. Aside from the market risk of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party at any time prior to the end of the term of the underlying agreement. This may result in losses to the Fund or impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

RISKS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

      Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

      Most of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies.

      Foreign markets have different settlement and clearance procedures, and in certain markets settlements have at times failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

      Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. The foregoing risks are often heightened for investments in smaller capital markets and developing countries.


      To the extent a Fund invests in foreign securities, its operating expense ratio can be expected to be higher than that of an investment company investing exclusively in U.S. securities because certain expenses of the Fund, such as management and advisory fees and custodial costs, may be higher.



      New Asia Growth Fund, International Stock Fund and Small Cap Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. New Asia Growth Fund, International Stock Fund and Small Cap Fund may also hold foreign currency in connection with the purchase and sale of foreign securities. To the extent the foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency will be held with the Funds' custodian bank or by an approved foreign sub-custodian.


      INVESTING IN COUNTRIES WITH SMALLER CAPITAL MARKETS

      Because New Asia Growth Fund intends to invest primarily in securities of companies located in developing Asian countries, and International Stock Fund may invest in securities of companies located in developing countries in Asia and elsewhere, investors in those Funds should be aware of certain risk factors and special considerations relating to investing in developing economies. Consequently, these Funds should be considered as a means of diversifying an investment portfolio and not in themselves as a balanced investment program.

      SECURITIES MARKETS

      The securities markets of developing countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in their region, such as in Japan. Developing country brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for New Asia Growth Fund and International Stock Fund in such countries and may have an adverse impact on the investment performance of those Funds.

      POLITICAL AND SOCIAL UNCERTAINTIES


      Political and social uncertainties exist for some developing countries. In addition, the governments of many of such countries have a heavy role in regulating and supervising the economy. Certain developing countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.


      Archaic legal systems in certain developing countries also may have an adverse impact on New Asia Growth Fund and International Stock Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing countries. Similarly, the rights of investors in developing companies may be more limited than those of shareholders of U.S. corporations.

      Some of the currencies of developing Asian countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.

      RESTRICTIONS ON FOREIGN INVESTMENTS

      Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.


      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Funds. For example, the Funds may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.


      Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asian countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The Funds' investment in these companies will be subject to certain percentage limitations of the 1940 Act. This restriction on investments in securities of investment companies may limit opportunities for the Funds to invest indirectly in certain developing Asian countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

      In certain countries, banks or other financial institutions may be among the leading companies to have actively traded securities. The 1940 Act restricts the Funds' investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities-related activities," as defined by the rules thereunder. These provisions may restrict the Funds' investments in certain foreign banks and other financial institutions.

      OTHER MATTERS

      Inflation accounting rules in some developing countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain companies in developing countries.

      Satisfactory custodial services for investment securities may not be available in some developing countries, which may result in the Funds incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

      REGIONAL RISK CONSIDERATIONS

      In addition to the risk of investments in foreign securities and in emerging markets described above, investments in issuers of securities in particular regions may be subject to certain additional regional risks.

      Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (iv) ethnic, religious and racial disaffection.

      The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other significant trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these Asian countries. Of significant immediate concern, the current recession in the Japanese economy, which has been complicated by substantial problems in its banking system, could substantially worsen the economic difficulties that a number of Asian countries are presently experiencing.

      Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and a consequent resurgence of the historical risk in Latin America of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

      Europe, Middle East and Africa ("EMEA Countries"). Investing in securities of issuers located in certain EMEA Counties may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain EMEA Countries would not also be expropriated, nationalized or otherwise confiscated. The securities markets of many EMEA Countries are relatively small, or non-existent, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties. Foreign investment in the securities markets of certain EMEA Countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain EMEA Countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation. Issuers of securities in most EMEA Countries are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of EMEA Countries differ from U.S. standards in important respects and less information is available to investors in securities of companies located in EMEA Counties than to investors in U.S. securities.

      LIMITATIONS ON SHARE TRANSACTIONS

      To permit New Asia Growth Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestment. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.

DEBT SECURITIES

      Except for the U.S. Government Short Fixed Income Fund, each of the Funds may invest in debt securities issued by domestic and foreign corporations, financial institutions, and governments.

      The U.S. Government Short Fixed Income Fund may invest only in short-term debt securities issued or guaranteed by the U.S. Government and its agencies.

      The debt securities in which the Funds will invest (including convertible securities, as applicable) generally will be of investment grade (i.e., rated in the top four rating categories by a nationally recognized securities rating organization ("NRSRO"), or, if unrated, determined to be of comparable quality by the investment adviser). However, up to 10% of New Asia Growth Fund's net assets may be invested in securities rated below investment grade by an NRSRO or determined to be of comparable quality by the Asset Management Group of Bank of Hawaii (the "Asset Management Group" or the "Adviser") or its Sub-Adviser.


      Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, and Tax-Free Short Intermediate Securities Fund may invest only in U.S. dollar-denominated foreign debt securities.


      U.S. GOVERNMENT OBLIGATIONS

      Each of the Funds may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Funds will invest in the obligations of such instrumentalities only when the Asset Management Group or the Fund's Sub-Adviser believes that the credit risk with respect to the instrumentality is minimal.

      Each Fund may also make limited investments (not exceeding 5% of its net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components or selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program

("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

      FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

      Each of the Funds may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. The Asset Management Group or the Fund's Sub-Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, the Asset Management Group or the Fund's Sub-Adviser, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

      SOVEREIGN DEBT

      New Asia Growth Fund may invest in debt securities or obligations issued or guaranteed by foreign governments, including their agencies, instrumentalities and political subdivisions ("sovereign debt") and by supranational entities (such as the World Bank, The European Community, and the Asian Development Bank), and the other Funds (except the U.S. Government Short Fixed Income Fund) may invest in Yankee Bonds (dollar-denominated obligations issued by foreign governments and corporations).

      Investment in sovereign debt involves a high degree of risk. Certain developing countries, such as the Philippines, owe significant amounts of debt to commercial banks and foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third party's commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

      Issuers of sovereign debt may request the holders, including the Fund, to participate in the rescheduling of such debt and to extend further loans to governmental entities. No bankruptcy proceeding exists for collection in whole or in part of sovereign debt on which a governmental entity has defaulted.

      The sovereign debt instruments in which New Asia Growth Fund may invest in some cases are the equivalent in terms of quality to high yield/high risk securities discussed below and are subject to many of the same risks as such securities. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. New Asia Growth Fund will not invest more than 5% of its respective total assets in sovereign debt, including sovereign debt which is in default.

      LOWEST CATEGORY OF INVESTMENT GRADE

      Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. The investment adviser will consider such an event in determining whether the relevant Fund should continue to hold the obligation.

      LOWER RATED DEBT SECURITIES (NEW ASIA GROWTH FUND ONLY)

      New Asia Growth Fund may invest in lower rated debt securities. Securities rated in the medium to low rating categories of NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. See "Appendix A." These securities are commonly referred to as "junk bonds."

      In purchasing such securities, New Asia Growth Fund will rely on the Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of the issuer. The Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. New Asia Growth Fund is not authorized to purchase debt securities that are in default, except that the Fund may invest in sovereign debt which is in default, provided that not more than 5% of the Fund's total assets are invested in sovereign debt (including sovereign debt securities which are in default).

      The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.

      For example, during an economic downturn or a sustained period of rising interest rates, issues of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

      High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from New Asia Growth Fund. If a call were exercised by the issuer during a period of declining interest rates, New Asia Growth Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

      New Asia Growth Fund may have difficulty selling certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and New Asia Growth Fund's ability to sell particular issues to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for New Asia Growth Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The Sub-Adviser will carefully consider the factors affecting the market for high yield/high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available.

      Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect New Asia Growth Fund's net asset value. New Asia Growth Fund may incur additional expenses if it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

      CREDIT RATINGS


      Credit ratings evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. Also, because credit rating agencies may fail to timely change credit ratings to reflect subsequent events, the Asset Management Group or a Sub-Adviser must monitor the issuers of bonds in the Funds' portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so that the Funds can meet redemption requests.



      To the extent the rating of a debt security by an NRSRO changes as a result of changes in such organization or its rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectuses and in this SAI. The ratings of the NRSROs currently used by the Funds are more fully described in Appendix A to this SAI.


      DURATION

      The High Grade Short Intermediate Fixed Income Fund and U.S. Government Short Fixed Income Fund each follow a controlled duration strategy. As a measure of a fixed income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the High Grade Short Intermediate Fixed Income Fund and U.S. Government Short Fixed Income Fund, the Asset Management Group will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

OTHER DEBT OBLIGATIONS

      LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

      Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Asset Management Group, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.

      BANK AND SAVINGS AND LOAN OBLIGATIONS

      Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may invest in bank and savings and loan obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian, Australian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $11 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

      COMMERCIAL PAPER

      Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, and Tax-Free Short Intermediate Securities Fund may invest in commercial paper that is rated at the date of purchase in the highest rating category assigned by an NRSRO or unrated if considered by the Asset Management Group or the Fund's Sub-Adviser to be of comparable quality. New Asia Growth Fund and International Stock Fund may invest in commercial paper that is rated at the time of purchase in the two highest short-term rating categories by an NRSRO or unrated if considered by the Asset Management Group or the Fund's Sub-Adviser to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.


      MUNICIPAL OBLIGATIONS


      The Tax-Free Funds invest primarily in Municipal Obligations, and the High Grade Core Fixed Income Fund and the High Grade Short Intermediate Fixed Income Fund may also do so. Municipal Obligations include Municipal Bonds, Municipal Notes and Municipal Commercial Paper. Under normal market conditions, each of the Tax-Free Funds invests at least 80% of its net assets in investment grade municipal obligations. For purposes of this restriction, the Tax-Free Funds' investments in other investment companies which invest exclusively in municipal securities are considered municipal obligations.

      MUNICIPAL BONDS

      Municipal bonds generally have a maturity at the time of issuance of up to thirty years. They are principally classified either as "general obligation" bonds, which are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, or as "revenue" bonds, which are payable only from the revenues derived from a particular project or facility and generally are dependent solely on a specific revenue source.

      General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal bonds which are covered by insurance guaranteeing the scheduled payment of principal and interest until their maturity ("Insured Municipal Bonds"). The insurance can be purchased either by the issuing government entity or by the Fund purchasing the bond. This insurance is primarily written by four organizations: FGIC, FSA, Ambac Assurance Corporation (formerly named American Municipal Bond Assurance Corporation), and Municipal Bond Insurance Association, a pool of private insurers, but may be written by certain other large insurance companies. This insurance feature minimizes the risks to the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund and its shareholders associated with payment delays or defaults in these portfolio securities, but does not guarantee the market value of these portfolio securities or the value of the shares of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund. An issuer would likely purchase insurance in order to obtain a higher rating by an NRSRO than it would receive without the insurance thereby reducing the issuer's borrowing costs. The price paid or received for an Insured Municipal Bond may be higher than the price that would otherwise be paid or received for the municipal bond absent the insurance.

      The Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund may invest in moral obligation bonds ("Moral Obligation Bonds") which are tax-exempt bonds issued by a municipality or a state financial intermediary and backed by the moral obligation pledge of a state government. Under a moral obligation pledge, a state government indicates its intent to appropriate funds in the future if the primary obligor, the municipality or intermediary, defaults. The state's obligation to honor the pledge is moral rather than legal because future legislatures cannot be legally obligated to appropriate the funds required.

      Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, issued by a specially created district or project area which levies a tax (generally on its taxable property) to pay for an improvement or project, may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

      MUNICIPAL NOTES

      The Tax-Free Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Municipal notes generally have maturities at the time of issuance of three years or less. Subject to its respective investment objective and policies, the Tax-Free Securities Fund, the Tax-Free Short Intermediate Securities Fund and the U.S. Government Short Fixed Income Fund may invest in municipal notes that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by the Asset Management Group to be of comparable quality. Municipal notes generally are issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments is, therefore, dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

      The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund also may invest in certain "private activity" bonds or notes. Such Funds may not be an appropriate investment for entities which are "substantial users," or certain "related persons" of substantial users, of facilities financed by private activity bonds. "Substantial users" are defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

      TANS

      Uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

      BANS

      The ability of a municipal issuer to meet its obligations on its BANs primarily depends on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

      RANS

      A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

      MUNICIPAL COMMERCIAL PAPER

      Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal commercial paper that is rated at the date of purchase in one of the two highest rating categories by an NRSRO or not rated but is considered by the Asset Management Group be of comparable quality.

      GENERAL CONSIDERATIONS

      The values of outstanding municipal securities vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Tax-Free Funds' portfolios, will generally decline and (if purchased at par value) they would sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Funds' portfolios arising from these or other factors will cause changes in the net asset value per share of the Tax-Free Funds.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


SPECIAL CONCERNS FOR THE TAX-FREE FUNDS


      Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund are non-diversified, which means that their assets may be invested among fewer issuers and therefore the value of their assets may be subject to greater impact by events affecting one of their investments. Since Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund invest significantly in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by the Hawaii economy, state debt obligations, and certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, and vote initiatives. With respect to such matters:

      1) Real economic growth in Hawaii, which peaked in 2004, began to decelerate during 2005, and has continued to decelerate during the first quarter of 2006. This deceleration has been accompanied by slower growth in residential investment and flattening tourism volumes.

      2) The investment sector drives Hawaii's economy, primarily through residential construction and investment. With investment in existing homes subsiding and listed inventories accumulating, there is likely to be slower growth in new residential investment over the medium-term.

      3) Following record tourism performance in 2004 and flattening summer tourism in 2005, an unusually wet 2006 winter season, combined with continued high energy prices, has resulted in slower visitor arrivals in 2006.

      4) Overall, Hawaii's economy appears to be in a transition state, with growth moderating from 2004 levels.

WARRANTS AND CONVERTIBLE SECURITIES


      Each of New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. No Fund may invest more than 10% of its net assets in warrants. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may purchase warrants only on securities in which such Fund may invest directly.



      Each of New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above. The Funds may purchase convertible securities that are fixed income debt securities or preferred stock, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or other issuers. Convertible securities, while usually subordinated to nonconvertible debt securities of the same issuer, are senior to common stock in an issuer's capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stock) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the common stock as well as changes in interest rates. Convertible securities in which the Funds may invest are subject to the rating criteria and limitations discussed above under "Debt Securities," except when they are purchased primarily for their equity characteristics.


GUARANTEED INVESTMENT CONTRACTS

      Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may invest up to 5% of its net assets in Funding Agreements similar to Guaranteed Investment Contracts ("FAs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Funds make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the respective Fund on a monthly basis guaranteed interest which is based on an index. The FAs provide that this guaranteed interest will not be less than a certain minimum rate. Generally, FAs allow a purchaser to buy an annuity with the monies accumulated under the contract; however, the Funds will not purchase any such annuities. The insurance company may assess periodic charges against a FA for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A FA is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a FA becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


      The Funds will purchase FAs only from issuers which, at the time of purchase, are rated "A" or higher by A.M. Best Company, have assets of $1 billion or more, and meet quality and credit standards established by the Asset Management Group. Generally, FAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market for FAs does not currently exist. Also, a Fund may not receive the principal amount of a FA from the insurance company on seven days' notice or less. Therefore, FAs are considered to be illiquid investments and are subject to the Funds' 15% limitation on investment in illiquid securities.


PREFERRED STOCK


      Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

      GENERAL

      The Funds (other than the U.S. Government Short Fixed Income Fund) may use a variety of derivative financial instruments to hedge their investments and to enhance their income or manage their cash flow ("Hedging Instruments"). In addition to the Hedging Instruments described below, the Asset Management Group and the Fund's Sub-Adviser may discover additional opportunities in connection with options, future contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as the Asset Management Group and the Fund's Sub-Adviser develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Asset Management Group and the Fund's Sub-Adviser may utilize these opportunities to the extent that they are consistent with a Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The applicable Prospectus and this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund (other than the U.S. Government Short Fixed Income Fund), has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and, therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

      OPTIONS ON EQUITY AND DEBT SECURITIES

      A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

      OPTIONS ON SECURITIES INDEXES

      A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

      FOREIGN CURRENCY OPTIONS

      A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. New Asia Growth Fund and International Stock Fund use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      INTEREST RATE FUTURES CONTRACTS

      An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at as specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

      STOCK INDEX FUTURES CONTRACTS

      A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

      OPTIONS ON FUTURE CONTRACTS

      Put and call options on futures contracts give the purchaser the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, respectively, upon exercise of the option, at any time during the option period.

      FORWARD CONTRACTS ON FOREIGN CURRENCIES

      A forward contract on a foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

      HEDGING STRATEGIES

      Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

      Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

      Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

      The use of Hedging Instruments is subject to applicable regulations of the Commission, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). (See "Limitations on the Use of Futures.") In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Federal and Hawaiian Tax Information."

      OPTIONS


      Each of the Funds (other than the New Asia Growth Fund, International Stock Fund, and U.S. Government Short Fixed Income Fund) may purchase put and call options and write covered put and call options on securities in which such Fund may invest, provided the value of the securities underlying such options do not exceed 5% of the Fund's net assets in the aggregate and (1) are traded on registered domestic securities exchanges or (2) result from separate privately negotiated transactions in the OTC market with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System. These options may be employed to hedge a Fund's portfolio against market risk or to enhance income (e.g., to attempt to realize through the receipt of premiums a greater current return than would be realized on the underlying securities alone).

      New Asia Growth Fund and International Stock Fund may each purchase put and call options and write covered put and call options on securities, securities indexes and on currencies that are traded on U.S. or foreign securities exchanges or in the OTC market. Options which these Funds may purchase and/or write in the OTC market include privately negotiated transactions with primary U.S. Government securities dealers to hedge the Fund's portfolio. Each such Fund may purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each such Fund may also purchase put and call options to offset previously written put and call options of the same series. The aggregate value of the exercise price or strike price of call options written by each such Fund may not exceed 25% of the Fund's net asset value.

      The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, a Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security at less than its market value.

      Options may be used to enhance income since the receipt of premiums by a Fund's options positions may enable the Fund to realize a greater return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund forgoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. A Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

      Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra party (usually a securities dealer or a bank, as required by the Fund's policies) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the contra party) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefits of the transaction.

      Generally, foreign currency options (New Asia Growth Fund and International Stock Fund only) and OTC debt options used by a Fund may be European-style options or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.


      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.


      If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is "in-the-money." In accordance with this view, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to such Fund's limitation on investments in securities that are not readily marketable.

      FUTURES CONTRACTS AND RELATED OPTIONS


      Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may enter into contracts for the future delivery of specific securities, classes of securities and financial indices, may purchase or sell exchange-listed or OTC options on any such futures contracts and may engage in related closing transactions. In addition, New Asia Growth Fund and International Stock Fund may engage in currency futures contracts and related options. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.


      Each Fund may engage in futures contracts and related options in an effort to hedge against market (or, with respect to New Asia Fund and International Stock Fund, currency) risks. For example, with respect to market risk, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases. With respect to currency risk, by entering into currency futures and options thereon on U.S. and foreign exchanges, each of New Asia Growth Fund and International Stock Fund can seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, a Fund can seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever New Asia Growth Fund or International Stock Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, a Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if a Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

      Futures may also be used to manage cash flows into and out of the Funds. For example, the Asset Management Group or the Fund's Sub-Adviser may wish to be fully invested in a particular asset class. Through the use of futures, it can achieve this objective immediately while temporarily deferring industry and security selection, in the interest of timeliness.

      Futures strategies also can be used to manage the average duration of a Fund. If the investment adviser wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the investment adviser wishes to lengthen the average duration of a Fund, the Fund may buy a futures contract or a call option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and a Fund will not trade options on futures on any exchange or board of trade unless, in the Asset Management Group or the Fund's Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

      LIMITATIONS ON THE USE OF FUTURES

      Each Fund may purchase and sell futures contracts and options thereon, which will be limited in accordance with the Fund's investment policies and restrictions and to the extent necessary to maintain a Fund's qualification as a regulated investment company.

      Futures transactions involve brokerage costs and require a Fund to segregate assets to cover its obligations under futures, or to cover its obligations by owning the assets underlying open futures contracts. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out future positions. Where a liquid secondary market does not exist, a Fund is unlikely to be able to control losses by closing out futures positions. Gains and losses on investments in options and futures depend on the Asset Management Group's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or related options on any particular day. For additional discussion of certain risks associated with the use of futures contracts and options thereon, see "Additional Risk Disclosure--Risks of Hedging Strategies."

FOREIGN CURRENCY TRANSACTIONS

      FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS

      The New Asia Growth Fund and International Stock Fund may use options and futures on foreign currencies, and foreign currency forward contracts as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which the Fund's Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

      Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FOREIGN CURRENCY FORWARD CONTRACTS

      The New Asia Growth Fund and International Stock Fund may enter into foreign currency forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Each such Fund also may use foreign currency forward contracts for cross-hedging. Under this strategy, a Fund would increase its exposure to foreign currencies that the investment adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and the investment adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.


      The cost to a Fund of engaging in foreign currency forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because foreign currency forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a foreign currency forward contract, it relies on the other party to the transaction to make or take delivery of the underlying currency at the maturity of the contract. Failure by the other party to do so would result in the loss of any expected benefit of the transaction.


      As is the case with futures contracts, holders and writers of foreign currency forward contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for foreign currency forward contracts, with the result that closing transactions generally can be made for foreign currency forward contracts only by negotiating directly with the other party. Thus, there can be no assurance that a Fund will in fact be able to close out a foreign currency forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the other party, a Fund might be unable to close out a foreign currency forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

      The precise matching of foreign currency forward contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      LIMITATIONS ON THE USE OF FOREIGN CURRENCY FORWARD CONTRACTS


      The New Asia Growth Fund and International Stock Fund may enter into foreign currency forward contracts or maintain a net exposure to such contracts only if (1) completion of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid debt or equity securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily. Under normal circumstances, consideration of currency fluctuations will be incorporated into the longer-term investment decisions made with regard to all other diversification strategies. However, the investment adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

COVER FOR HEDGING STRATEGIES

      Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, to the extent required by law, it (1) owns an offsetting covered position in securities or other options or futures contracts or (2) segregates liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Commission guidelines regarding cover for hedging transactions.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SPECIAL RISKS OF HEDGING STRATEGIES

      The use of Hedging Instruments involves special considerations and risks, including those described below.

      Successful use of most Hedging Instruments depends upon the investment adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the price of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

      There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the investment adviser projected a decline in the price of a security held by the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

      As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

ASSET BACKED SECURITIES

      Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, and other assets originated by various lenders. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

      The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES

      Mortgage Backed Securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

      Mortgage Backed Securities include GNMA Certificates, FNMA Certificates and FHLMC Participation Certificates. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. The principal and interest of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. An FHLMC Participation Certificate is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage Backed Securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds (other than the U.S. Government Short Fixed Income Fund, which will not purchase such securities) only when the Asset Management Group or its Sub-Adviser determines that they are readily marketable at the time of purchase.

      The average life of Mortgage Backed Securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, and foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage Backed Securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or the average life of a particular issue of pass-through certificates. As a result of these principal payment features, Mortgage Backed Securities are generally more volatile than other U.S. Government securities.

      The estimated average life of Mortgage-Backed Securities will be determined by the Asset Management Group or the Fund's Sub-Adviser and used for the purpose of determining the average weighted maturity of the Funds' portfolios. Various independent mortgage backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Funds, the Asset Management Group or the Fund's Sub-Adviser might deem such data unreasonable if such data appears to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage backed securities dealers.

NON-MORTGAGE ASSET-BACKED SECURITIES

      The Funds (other than the U.S. Government Short Fixed Income Fund) also may invest in non-mortgage asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owing such assets and issuing such debt.

      Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. However, the payment of principal and interest on any such obligation may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) that is not affiliated with the issuer of the obligation. Non-mortgage asset-backed securities will be purchased by the Funds only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or, if unrated, are considered by the Asset Management Group or the Fund's Sub-Adviser to be of comparable quality.

      The purchase of non-mortgage asset-backed securities involves considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interest in the underlying obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody of them. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect the security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, recoveries on repossessed collateral might not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses the owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities.

      Similarly, in the case of Asset-Backed Securities relating to credit card receivables, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit cards, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the cardholders.

ILLIQUID SECURITIES

      Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may invest in illiquid securities. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements with a duration of seven days or more, time deposits that do not provide for payment to a Fund within seven days after notice, FAs and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit.

      If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Asset Management Group, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


      The staff of the Commission has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by a Fund and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Commission staff has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money). Although the Asset Management Group does not believe that OTC options are generally illiquid, pending resolution of this issue, each Fund will conduct its operations in conformity with the views of the Commission staff.


BORROWINGS

      Each Fund (except New Asia Growth Fund and International Stock Fund) may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exists). If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      The New Asia Growth Fund and International Stock Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions, to hedge against currency movements or for investment purposes. Each such Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      Borrowing for investment purposes is generally known as "leveraging." Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

      Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account cash or liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES

      Each of the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Asset Management Group or the Fund's Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by the Asset Management Group or the Fund's Sub-Adviser. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. No Fund will lend securities having a value that exceeds 30% (33 1/3% with respect to New Asia Growth Fund and International Stock Fund) of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Asset Management Group, BISYS, or the Sub-Advisers.

REPURCHASE AGREEMENTS

      Each of the Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by the Asset Management Group or the Fund's Sub-Adviser. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES

      In connection with the management of its daily cash position, each Fund (other than the U.S. Government Short Fixed Income Fund) may also invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by the Asset Management Group. The New Asia Growth Fund and International Stock Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

      A Fund's investment in other investment companies may include shares of exchange traded funds (collectively, "ETFs"). ETFs are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF's performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.


      Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each of the Funds intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company. These limitations on the Funds' investments in other investment companies do not include investments in money market funds and, accordingly, each Fund (other than the U.S. Government Short Fixed Income
Fund) may invest in shares of money market funds in excess of the above limitations as permitted by the 1940 Act.


      As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the relevant Fund's expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies or trusts.

      Investments by the New Asia Growth Fund or International Stock Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

      Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass Mortgage Backed Securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

      Each of the Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of any of the Funds' total assets absent unusual market conditions.

      The Funds will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will segregate liquid assets in an amount at least equal in value to such Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will segregate additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

      It is the policy of the Trust, with respect to each Fund, to disclose to the general public the portfolio holdings of each Fund in regular public filings made with the Securities and Exchange Commission and as of each month-end on the Funds' website 30 days after that month-end. Also, the Trust may disclose to the general public the top ten holdings of each of the Funds as of a month-end 15 days after that month-end. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity. Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

      (i) the Funds' service providers (including the Funds' custodian, administrator, fund accountant, financing agents, fair value pricing services and certain others necessary for the Funds' day-to-day operations) ("Service Providers"); and

      (ii) certain non-service providers (including ratings agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers") where a confidentiality agreement has been put in place that prohibits disclosure of the portfolio holdings information in a manner inconsistent with this policy.

      Prior to authorizing any non-standard disclosure with respect to any Fund, the President, CCO, or a Vice President of the Trust ("Authorizing Officer") shall determine that:

      (i) such disclosure is in the best interests of the Fund's shareholders;

      (ii) no conflict exists between the interests of the Fund's shareholders and those of the Fund's investment adviser, sub-adviser (as applicable) or principal underwriter; and

      (iii) such disclosure serves a legitimate business purpose. (Examples of instances in which the Fund may have a legitimate business purpose for disclosing information about its portfolio securities may include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Fund's current adviser, disclosure to a newly hired investment adviser or sub-adviser prior to commencing its duties, and disclosure to a performance reporting bureau or to a rating agency for use in developing a rating.)


      Neither the Funds nor the Funds' investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

      An officer of the Fund or the investment adviser's Chief Compliance Officer must approve any material changes to this policy, and must periodically review persons or entities receiving non-standard disclosure.

      The table below sets forth the names of those persons or entities to whom all the Funds (except as otherwise indicated) currently provide non-standard disclosure, including the frequency and lag time of such disclosure:

                     NAME                                                     FREQUENCY                 LAG TIME
                     ----                                                     ---------                 --------
Automatic Data Processing
(with respect to Small Cap Fund)                                                Daily                     None
Bank of New York                                                                Daily                     None
BISYS                                                                           Daily                     None
Bloomberg L.P.                                                                  Quarterly                 30 days
Brown Brothers Harriman & Co.
(with respect to Small Cap Fund)                                                Daily                     None
FactSet Research Systems, Inc.
(with respect to Small Cap Fund)                                                Daily                     None
Investment Technology Group
(with respect to Small Cap Fund)                                                Weekly                    None
KPMG LLP                                                                        As required               None
Lipper, Inc.                                                                    Monthly                   30 days
Morningstar, Inc.                                                               Monthly                   30 days
Paul, Hastings, Janofsky & Walker LLP                                           As required               None
Performance Measurement Reporting Group                                         Daily                     None
SG Constellation, LLC                                                           Monthly                   30 days
Standard & Poor's                                                               Monthly                   30 days
State Street Investment Manager Solutions
(with respect to Small Cap Fund)                                                Daily                     None

                                   MANAGEMENT

      The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies and general supervision and review of their investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers, who administer the Funds' daily operations, are appointed by the Board of Trustees.

TRUSTEES AND OFFICERS

INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who are "interested persons" of the Trust as defined by the 1940 Act.

                                                                                NUMBER OF
                                                                                PORTFOLIOS                     OTHER
                        POSITION(S)  TERM OF OFFICE;                             IN FUND                   DIRECTORSHIPS
                         HELD WITH    TERM SERVED IN  PRINCIPAL OCCUPATION(S)    COMPLEX                      HELD BY
NAME, ADDRESS AND AGE      TRUST          OFFICE        DURING PAST 5 YEARS      OVERSEEN                     TRUSTEE
---------------------      -----          ------        -------------------      --------                     -------
Peter S. Ho*              Trustee     Indefinite;     Vice Chairman and Chief       12       Member of the Board of: Rehabilitation
130 Merchant Street                   Since 5/04      Banking Officer, Bank of               Hospital Foundation, Hawaii Chapter of
22nd Floor                                            Hawaii--Commercial                     the American Red Cross, the Hawaii
Honolulu, Hawaii 96813                                Banking (since 2006)                   Foodbank, Hawaii Dental Service,
Age: 41                                               and Investment                         Special Olympics of Hawaii, Oceanic
                                                      Services Group                         Institute, Hawaii Pacific University,
                                                      (since 2004); Executive                Hanahau'oli School, Frederic Duclos
                                                      Vice President, Bank of                Barstow Foundation, the Historic Hawaii
                                                      Hawaii--Commercial                     Foundation, the Hawaii Community
                                                      Group (2003-2004);                     Foundation, the Mclnerny Foundation,
                                                      Executive Vice                         and the Nature Conservacy.
                                                      President/Senior Vice
                                                      President/Vice President,
                                                      Bank of Hawaii--Corporate
                                                      Banking (1996-2003).


* Mr. Ho is an "interested person" of the Trust, as defined by the 1940 Act, because of his employment with the Bank of Hawaii.

                                 (See next page)

INDEPENDENT TRUSTEES. The table below sets forth certain information about the Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

                                                                               NUMBER OF
                                     TERM OF                                  PORTFOLIOS                     OTHER
                       POSITION(S) OFFICE; TERM                                IN FUND                   DIRECTORSHIPS
  NAME, ADDRESS AND    HELD WITH    SERVED IN      PRINCIPAL OCCUPATION(S)     COMPLEX                      HELD BY
         AGE             TRUST        OFFICE         DURING PAST 5 YEARS       OVERSEEN                     TRUSTEE
         ---             -----        ------         -------------------       --------                     -------
Stanley W. Hong        Trustee     Indefinite;  Trustee of The King William       12      Trustee of Cash Assets Trust and Hawaiian
4976 Poola Street                  Since 10/92  Charles Lunalilo Trust                    Tax-Free Trust (registered investment
Honolulu, Hawaii 96821                          Estate (since 2001);                      companies) (since 1993); Member of the
Age: 70                                         President of Waste                        Board of: First Insurance Co. of Hawaii,
                                                Management of Hawaii, Inc.                Ltd., Lanihau Properties, LLC, WESTYE
                                                (2001-2005); Corporate Vice               Group-- West (Hawaii), Inc.; Member of the
                                                President, Hawaii Area                    Board of the following non-profit
                                                Waste Management                          organizations: Chaminade University of
                                                (2001-2005); Trustee,                     Honolulu, the Nature Conservancy of
                                                President and Chief                       Hawaii, PBS Hawaii Foundation, Heald
                                                Executive Officer, The                    College, East West Center Foundation.
                                                Chamber of Commerce of
                                                Hawaii (1996-2001).

Richard L. Humphreys   Trustee     Indefinite;  President of Hawaii               12      Board member of Pantheon Corporation, The
970 N. Kalaheo Avenue              Since 3/05   Receivables Management LLC                Castle Group, Inc., and other charitable
Suite C110                                      (since 2001); President of                and civic organizations.
Kailua, Hawaii  96734                           Lynk Payment Systems Hawaii
Age:  62                                        LLC (since 2002).

Russell K. Okata       Trustee     Indefinite;  Executive Director, Hawaii        12      Trustee of Cash Assets Trust and Hawaiian
888 Mililani Street    and         Trustee      Government Employees                      Tax-Free Trust (registered investment
Suite 601              Chairman    Since 10/92  Association AFSCME Local                  companies) (since 1993); Chairman of the
Honolulu, Hawaii                   Chairman     152, AFL-CIO (since 1981);                Royal State Group (since 1988); Member of
96813                              Since 3/05   International Vice President,             the Board of: Blood Bank of Hawaii, Public
Age: 62                                         American Federation of                    Schools of Hawaii Foundation and other
                                                State, County and Municipal               community organizations.
                                                Employees, AFL-CIO
                                                (since1981).

Douglas Philpotts      Trustee     Indefinite;  Retired. Formerly                 12      Trustee of Cash Assets Trust and Hawaiian
55 Dowsett Avenue                  Since 10/92  Director, Chairman of the                 Tax-Free Trust (registered investment
Honolulu, Hawaii 96817                          Board and President of                    companies) (since 1993); Trustee of The
Age: 75                                         Hawaiian Trust Co., Ltd.                  Strong Foundation (support of programs for
                                                (until 1994), a predecessor               Hawaiian youth) (since 1974).
                                                of the Asset Management
                                                Group of Bank of Hawaii.

Oswald K. Stender      Trustee     Indefinite;  Trustee, Office of Hawaiian       12      Trustee of Cash Assets Trust and Hawaiian
711 Kapiolani                      Since 10/92  Affairs (since 2000); Director,           Tax-Free Trust (registered investment
Boulevard                                       Hawaiian Electric Industries,             companies) (since 1993); Director of Grace
Suite 1250                                      Inc. (public utility holding              Pacific Corp.; Director of ACE Trucking,
Honolulu, Hawaii                                company) (1993- 2004).                    Inc.; Member of Advisory Board of Hawaiian
96813                                                                                     Telecom Communications, Inc.;  former
Age: 74                                                                                   Trustee of the Bernice Pauahi Bishop
                                                                                          Estate (operation of school for children
                                                                                          of Hawaiian ancestry) (1990- 1999); Board
                                                                                          member of various housing and real estate
                                                                                          associations and community organizations.


Independent Trustees may, from time to time, enter into one or more routine, arms-length, transactions with the Bank of Hawaii. Types of transactions may include, but are not limited to, home equity or other lines of credit, deposit/checking accounts and retirement accounts.

OFFICERS. The table below sets forth certain information about each of the Trust's officers.

                                                     TERM OF OFFICE
                            POSITION(S) HELD      WITH AND LENGTH OF
   NAME, ADDRESS AND AGE          TRUST             TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS*
   ---------------------    ----------------        -----------             --------------------------------------------
Robert I. Crowell           President                Indefinite;      Executive Vice President, Bank of Hawaii (since 2002); Senior
130 Merchant Street                                  Since 7/06       Vice President, Bank of Hawaii (1993-2002).
Suite 240
Honolulu, Hawaii 96813
Age:  58

Jennifer Lam                Senior Vice President    Indefinite;      Vice President, Bank of Hawaii (since 2005); Investment
130 Merchant Street                                  Senior Vice      Analyst, International Finance Corporation, World Bank Group
Suite 240                                            President        (2002-2005); Investment Banking Analyst, Credit Suisse First
Honolulu, Hawaii 96813                               Since 9/06       Boston (2000-2002).
Age: 29                                              Vice President
                                                     from 9/05 to
                                                     9/06

George Stevens              Chief Compliance         Indefinite;      Vice President, CCO Services of BISYS Fund Services (since
3435 Stelzer Road           Officer                  Since 2/06       1996).
Columbus, Ohio 43219
Age:  55

Christopher E. Sabato       Treasurer                Indefinite;      Vice President, Fund Administration of BISYS Fund Services
3435 Stelzer Road                                    Since 9/05       (since 1993).
Columbus, Ohio 43219
Age: 37

Kinga Kapuscinski           Secretary                Indefinite       Counsel, BISYS Fund Services, Inc. (since 2004); Associate,
100 Summer Street,                                   Since  9/06      Goodwin Procter LLP (2001 - 2004); Federal Law Clerk, U.S.
Suite 1500                                                            District Court for the District of Massachusetts (1999 -
Boston, Massachusetts 02110                                           2001).
Age: 34

* Each officer may have served in various other capacities for the same organization during the length of time served.

Audit Committee

      The Board of Trustees has an Audit Committee, whose function is to oversee the Trust's accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust's financial statements and the audit thereof. The Committee also acts as the Trust's "qualified legal compliance committee." The Audit Committee currently consists of each of the Independent Trustees. The Audit Committee held four meetings during the fiscal year ended July 31, 2006.

Investment Oversight Committee

      The Board of Trustees has an Investment Oversight Committee, whose function is to monitor, on an ongoing basis, the investment performance of the Funds. The Investment Oversight Committee is comprised of Trustees Richard Humphreys and Douglas Philpotts. The Investment Oversight Committee held two meetings during the fiscal year ended July 31, 2006.

      Trustees of the Trust who are not officers or employees of the Trust, BISYS, the Bank of Hawaii, the Asset Management Group or any of the Funds' Sub-Advisers are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

      The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not officers and employees of the Trust, BISYS, the Bank of Hawaii, the Asset Management Group or any of the Funds' Sub-Advisers and the aggregate compensation paid to such Trustees by all investment companies (including the Trust) advised by the Asset Management Group for the Fiscal year ended July 31, 2006:

                                                   PENSION OR                                          TOTAL
                                                   RETIREMENT                                       COMPENSATION
                              AGGREGATE             BENEFITS           ESTIMATED                    FROM TRUST AND
                             COMPENSATION          ACCRUED AS          BENEFITS                      OTHER FUNDS
                                 FROM             PART OF FUND           UPON                         ADVISED BY
NAME OF TRUSTEE                 TRUST               EXPENSES           RETIREMENT            THE ASSET MANAGEMENT GROUP(1)
---------------                 -----               --------           ----------            -----------------------------
Stanley W. Hong                     $35,500          None                 None                            $100,200
Richard L. Humphreys                $35,000          None                 None                            $ 35,000
Russell K. Okata                    $39,250          None                 None                            $103,950
Douglas Philpotts                   $37,375          None                 None                            $102,075
Oswald K. Stender                   $35,500          None                 None                            $100,200

(1) In addition to the Trust, each of the Trustees, except Mr. Ho and Mr. Humphreys, served on the boards of two other investment companies advised by the Asset Management Group, comprising four separate funds.

TRUSTEE OWNERSHIP OF SECURITIES. The table below sets forth the extent of each Trustee's beneficial interest in shares of the Funds as of December 31, 2005. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee's immediate family.

                                PETER S.      STANLEY W.    RICHARD L.     RUSSELL K.     DOUGLAS      OSWALD K.
                                   HO           HONG        HUMPHREYS        OKATA       PHILPOTTS      STENDER
                                   --           ----        ---------        -----       ---------      -------
New Asia Growth Fund               a             a             a              a            a             a
International Stock Fund           a             a             a              a            a             a
Small Cap Fund                     b             a             a              a            c             a
Mid-Cap Fund                       a             a             a              a            a             a
Growth Stock Fund                  c             a             a              b            c             a
Growth and Income Fund             a             a             a              b            a             a
Value Fund                         b             a             a              a            a             a
High Grade Core Fixed Income       b             a             a              a            a             a
Fund
Tax-Free Securities Fund           a             a             a              a            e             a
High Grade Short Intermediate      b             a             a              a            a             a
Fixed Income Fund
Tax-Free Short Intermediate        a             a             a              a            a             a
Securities Fund
U.S. Government Short Fixed        a             a             a              a            a             b
Income Fund

NOTE: a =  None b = $1 - $10,000   c = $10,001 - $50,000 d = $50,001 - $100,000
e =  Over $100,000

      As of November 1, 2006, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund, except for Mr. Philpotts, who, as trustee of a revocable trust, owned 7.68% of the Class A Shares of the Tax-Free Securities Fund.

      Officers, trustees, directors, employees and retired employees of the Trust, the Asset Management Group and its affiliates, and BISYS and its affiliates, and their spouses and children, may purchase Class A shares of the Funds with no sales charge, as the Board of Trustees believes that sales to such persons do not involve the normal types of sales efforts associated with distribution of the Trust's shares. In addition, from time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates.

INVESTMENT ADVISER

      Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), each of the Funds is advised by the Asset Management Group of Bank of Hawaii (the "Asset Management Group"), located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813, an investment adviser registered with the Commission. Subject to the supervision of the Board of Trustees (and, in the case of the New Asia Growth Fund, International Stock Fund, Small Cap Fund, and Mid-Cap Fund, the delegation of certain of its duties to Sub-Advisers), the Asset Management Group provides a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Asset Management Group provides services under the Advisory Agreement in accordance with each of the Funds' investment objectives, policies, and restrictions.

      For its services under the Advisory Agreement, the Asset Management Group receives compensation from each Fund based on a percentage of the Fund's average daily net assets. The rate of advisory fees payable by each Fund to the Asset Management Group is set forth in the Prospectus. Effective October 1, 2002, the Adviser's fees for the New Asia Growth Fund, International Stock Fund, and Small Cap Fund were reduced to 0.40%, 0.45%, and 0.50% of average daily net assets, respectively, and those Funds assumed the Adviser's previous obligation to pay fees to their Sub-Advisers, which are in addition to the fees stated below. The Adviser's fee for the Small Cap Fund has since been reduced to 0.40% of the average daily net assets managed by Nicholas-Applegate Capital Management pursuant to its systematic small cap strategy and 0.40% of the average daily net assets managed by Wellington Management Company, LLP. The Adviser's fee for the Mid-Cap Fund (which commenced operations on December 30, 2003) is 0.60% of the Fund's average daily net assets.

                                 (See next page)

      The following table sets forth the aggregate fees paid by each Fund pursuant to the Advisory Agreement for the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004:

                 COMPENSATION PAID TO THE ASSET MANAGEMENT GROUP

                          UNDER THE ADVISORY AGREEMENT*

                      FOR FISCAL YEAR ENDED JULY 31,      FOR FISCAL YEAR ENDED JULY 31,      FOR FISCAL YEAR ENDED JULY 31,
                                   2006                                2005                                2004
                        AGGREGATE                          AGGREGATE                           AGGREGATE
                      ADVISORY FEE                        ADVISORY FEE                        ADVISORY FEE
                      PAID (BEFORE    AGGREGATE FEE      PAID (BEFORE     AGGREGATE FEE      PAID (BEFORE     AGGREGATE FEE
FUND                    WAIVER)*          WAIVED*           WAIVER)           WAIVED            WAIVER)            WAIVED
----                    --------          -------           -------       -------------         -------            ------
New Asia Growth
Fund                 $     265,460    $        1,541    $      154,628         N/A          $      122,624         N/A
International
Stock Fund           $     689,514    $      154,196    $      345,690    $       76,819    $      223,630    $       63,893
Small Cap Fund       $   1,595,428    $      362,102    $      793,825    $      158,881    $      476,184    $      119,044
Mid-Cap Fund         $     486,050    $      243,241    $      382,933    $      195,587    $       19,242    $       65,109
Growth Stock Fund    $   1,635,189    $        9,880    $    2,004,734         N/A          $    2,352,122          N/A
Growth and Income
Fund                 $   1,305,371    $        5,664    $    1,147,835         N/A          $    1,209,505          N/A
Value Fund           $   1,316,510    $        1,263    $    1,477,290         N/A          $    1,611,613          N/A
High Grade Core
Fixed Income Fund    $   1,820,710    $      457,413    $    1,718,912    $      429,728    $    1,253,482    $      417,833
Tax-Free
Securities Fund      $   1,886,854    $      472,195    $    2,051,522    $      512,880    $    1,752,597    $      584,206
High Grade Short
Intermediate Fixed
Income Fund          $     375,349    $      231,392    $      447,311    $      220,099    $      256,063    $      216,830
Tax-Free Short
Intermediate
Securities Fund      $     347,693    $       69,777    $      352,410    $       70,481    $      286,248    $       71,560
U.S. Government
Short Fixed Income
Fund                 $     484,621    $      370,648    $      743,396    $      471,125    $      501,140    $      574,174

* Includes fees paid by the Adviser to certain unaffiliated intermediaries for recordkeeping, processing and other administrative services pursuant to a Reimbursement Agreement between the Trust and the Adviser dated as of February 2, 2006.

      The Advisory Agreement provides that the Asset Management Group will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

      The Advisory Agreement will continue in effect with respect to each Fund provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated with respect to any Fund on 60 days' written notice by either party and will terminate automatically if assigned (as defined in the 1940 Act).

      As the largest commercial bank in Hawaii, Bank of Hawaii, the Asset Management Group's parent, engages in business with many individuals, businesses, labor unions, trusts, government agencies, and other entities located in the State of Hawaii. Bank of Hawaii or its affiliates may lend to, provide services to, or engage in other business or activities with a company (or individuals associated therewith) in which the Funds invest (a "portfolio company"). In such instances, Bank of Hawaii or its affiliates will conduct the lending, services or other business or activities involving a portfolio company in a manner they believe is in the best interests of Bank of Hawaii or the affiliate, which may in some cases be adverse to the interests of the Funds. For example, if Bank of Hawaii were to lend to a company in which a Fund invests, and the borrower company defaults on the loan, Bank of Hawaii might restructure or foreclose on the loan in a way that results in a substantial loss to the Fund as an equity investor in that portfolio company.

      In addition, as a lender or service provider to a company in which a Fund invests, Bank of Hawaii may have confidential information concerning the company or its principals that it is not permitted to use to manage a Fund or share with the persons at the Asset Management Group that are responsible for managing a Fund's investment in the portfolio company. Although Bank of Hawaii strives to maintain an "Ethical Wall" to separate confidential information about a portfolio company from the Asset Management Group investment personnel, a situation could arise in which the Asset Management Group is prohibited from effecting transactions for a Fund in securities of those companies while the information remains non-public. There may be circumstances in which that information is important and, if it were known to the Asset Management Group investment management personnel managing the Fund, it might affect (a) their decision as to whether or when to invest in or sell a portfolio company or (b) their judgment as to the value of the company or the price of a transaction. In such cases, the price of a security may decline significantly in value during a period in which the Asset Management Group is not allowed to use the information to sell securities of a particular company held in a Fund. Conversely, the price of such a security may rise significantly during a period in which the Asset Management Group is allowed to buy it for a Fund.

SUB-ADVISERS

      First State Investments International Limited ("First State"), located at 23 St. Andrew Square, Edinburgh EH2 1BB, Scotland, serves as Sub-Adviser to the New Asia Growth Fund. First State is an indirect, wholly owned subsidiary of Commonwealth Bank of Australia, an international financial services company listed on the Australian Stock Exchange.


      Hansberger Global Investors, Inc. ("Hansberger" or "HGI"), located at 401 East Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida 33301, serves as Sub-Adviser to the International Stock Fund. Hansberger is a wholly-owned subsidiary of the Hansberger Group, Inc., which is controlled by IXIS Asset Management US Group, L.P.


      Nicholas-Applegate Capital Management ("NACM" or "Nicholas-Applegate"), located at 600 W. Broadway, San Diego, California 92101, serves as Sub-Adviser to a portion of the Small Cap Fund's portfolio. NACM is an indirect, wholly owned subsidiary of Allianz SE, one of the world's leading financial services companies.

      Wellington Management Company, LLP ("Wellington Management"), located at 75 State St., Boston, Massachusetts 02109, is also Sub-Adviser to a portion of the Small Cap Fund's portfolio. Wellington Management is a limited liability partnership owned by 94 partners, all active in the firm.


      Chicago Equity Partners, LLC ("CEP"), located at 180 North LaSalle Street, Suite 3800, Chicago, Illinois 60601, is Sub-Adviser to the Mid-Cap Fund. Prior to October 2006, Bankoh Investment Partners, LLC ("BIP"), a joint venture between Bank of Hawaii and CEP, was the sub-adviser for the Fund. Affiliated Managers Group, Inc., a publicly traded corporation, owns a majority equity interest in CEP.


      Pursuant to sub-advisory agreements among the applicable Sub-Adviser, the Trust (on behalf of the applicable Fund) and the Asset Management Group, each Sub-Adviser provides a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in the portions of the Funds it manages, subject to supervision of the Asset Management Group and the Board of Trustees.

      For their services, the Funds pay the Sub-Advisers a fee computed daily and payable quarterly. The following table sets forth the aggregate fees paid to each Sub-Adviser for the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004:

                                                                                 ACTUAL FEE PAID FOR FISCAL YEAR
                                                                                             ENDED
                                                                                          JULY 31 (1)
                                                                                          -------
SUB-ADVISER                                      FUND                              2006         2005       2004
-----------                                      ----                              ----         ----       ----
First State(2)                        New Asia Growth Fund                      $   37,135       N/A        N/A

First State (Hong Kong) LLC (2)       New Asia Growth Fund                      $  294,690    $193,284   $153,279

Hansberger(3)                         International Stock Fund                  $  723,787    $446,074   $ 31,276

Nicholas-Applegate (3)                International Stock Fund                     N/A           N/A     $372,922

Nicholas-Applegate                    Small Cap Fund                            $2,061,022    $913,160   $679,751

Wellington Management(4)              Small Cap Fund                            $   29,497       N/A        N/A

CEP(5)                                Mid-Cap Fund                                 N/A           N/A        N/A

BIP(5)                                Mid-Cap Fund                              $  162,018    $127,645   $ 28,117

(1)   For the Sub-Advisers' services, the Funds pay the Sub-Advisers as follows:
      New Asia Growth Fund - 0.50% of the Fund's average daily net assets; International Stock Fund - 0.60% of the first $75 million of the Fund's average daily net assets and 0.35% of its average daily net assets in excess of $75 million; Small Cap Fund - for the portion of the Small Cap Fund that it manages, NACM receives 0.60% of the first $50 million of average daily net assets and 0.55% of average daily net assets in excess of $50 million for assets managed pursuant to its "small cap value" strategy and 0.70% of average daily net assets for assets managed pursuant to its "systematic small cap strategy" and Wellington Management receives 0.70% of the first $150 million of average daily net assets and 0.65% of average daily net assets in excess of $150 million for the portion of the Small Cap Fund that it manages; Mid-Cap Fund - 0.20% of the Fund's average daily net assets.

(2) Effective June 29, 2006, First State replaced First State (Hong Kong) LLC as the sub-adviser of the New Asia Growth Fund. Fees paid to First State for the fiscal year ended July 31, 2006 are for the period July 1, 2006 through July 31, 2006.

(3) Effective June 1, 2004, Hansberger replaced NACM as the sub-adviser of the International Stock Fund.

(4) Effective June 14, 2006, Wellington Management became a sub-adviser with respect to a portion of the Small Cap Fund's portfolio.

(5) Effective October 10, 2006, CEP replaced BIP as the sub-adviser of the Mid-Cap Fund.

      Each Sub-Advisory Agreement has provisions limiting the liability of the Sub-Adviser similar to those in the Advisory Agreement. The Sub-Advisory Agreements will continue in effect beyond their initial two year terms, provided their continuance is approved annually in the same manner as the Advisory Agreement. Each Sub-Advisory Agreement may be terminated at any time with respect to a Fund without penalty on no greater than 60 days' written notice by either party, by the Board of Trustees, by the Adviser or by the vote of a majority of the Fund's outstanding voting securities. Each Sub-Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act).

      The Trust has obtained an exemptive order for relief from certain provisions of the 1940 Act that require shareholder approval of sub-advisory agreements and any material amendments to such agreements. The exemptive order, among other things, allows the Trust and the Adviser, subject to Board approval, to enter into and materially amend sub-advisory agreements with respect to the Funds without shareholder approval if the Adviser and the Board conclude that such arrangements would be in the best interest of that Fund's shareholders. This advisory structure is referred to as a "multi-manager arrangement." The ability of the Adviser to implement the multi-manager arrangements is subject to a number of conditions, including following: (i) the multi-manager arrangement must be approved by the shareholders of each Fund adopting the arrangement; (ii) the Trust would be required to provide shareholders of a Fund with an information statement containing details about a sub-adviser, the sub-advisory agreement, and the sub-advisory fee within 90 days of hiring a new sub-adviser;
(iii) the Board of Trustees would be required to determine that any change in sub-advisers is in the best interests of the Fund and its shareholders; (iv) shareholders of a Fund will approve any change to a sub-advisory agreement if such change would result in an increase in the overall management and advisory fees payable by the Fund that have been approved by the shareholders of the Fund; (v) no trustee or officer of the Fund would be permitted to own any interest in a sub-adviser, subject to certain exceptions; and (vi) each Fund will comply with the fund governance standards set forth in Rule 0-1(a)(7) of the 1940 Act. In June 2006, the shareholders of the Small Cap Fund approved the multi-manager arrangement for that Fund.

PORTFOLIO MANAGERS


Set forth below is information about those individuals who are currently primarily responsible for day-to-day investment decisions relating to the various Funds (each of whom is referred to as a "portfolio manager"). All of the portfolio managers are employees of the Adviser or indicated Sub-Adviser. The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of July 31, 2006, unless otherwise indicated.


      THE ASSET MANAGEMENT GROUP

The Asset Management Group is the day-to-day investment adviser for the Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund, and U.S. Government Short Fixed Income Fund.

      Portfolio Mangers

Growth Stock Fund, Growth and Income Fund, and Value Fund. Roger J. Khlopin, Laughon Bryant, Orest Saikevych and Donald Soderlind are responsible for making day-to-day investment decisions for these Funds.

                         Other Accounts Managed - Total

                           OTHER REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
    PORTFOLIO MANAGER         NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS        NUMBER        TOTAL ASSETS
    -----------------         ------      ------------        ------          ------------        ------        ------------
Roger J. Khlopin               None            $0               7             $31 million           50          $254 million
Laughon Bryant                 None            $0               7             $31 million           50          $254 million
Orest Saikevych                None            $0               7             $31 million           50          $254 million
Donald Soderlind               None            $0               7             $31 million           50          $254 million

  Other Accounts Managed - Of Total listed above, those for which advisory fee is based on performance

                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
    PORTFOLIO MANAGER         NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS         NUMBER        TOTAL ASSETS
    -----------------         ------      ------------        ------          ------------         ------        ------------
Roger J. Khlopin               None            $0              None                $0               None              $0
Laughon Bryant                 None            $0              None                $0               None              $0
Orest Saikevych                None            $0              None                $0               None              $0
Donald Soderlind               None            $0              None                $0               None              $0

                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of July 31, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER                                            DOLLAR RANGE FUND
-----------------                                            -----------------

Roger J. Khlopin                                    $10,001 - $50,000 Growth Stock Fund
Laughon Bryant                                     $1 - $10,000 Growth and Income Fund
                                                         $1 - $10,000 Value Fund
Orest Saikevych                                         $10,001 - $50,000 Value Fund
Donald Soderlind                                                    None

High Grade Core Fixed Income Fund. Janet E. Katakura is responsible for making day-to-day investment decisions for the High Grade Core Fixed Income Fund.

                         Other Accounts Managed - Total

                           OTHER REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS        NUMBER        TOTAL ASSETS
-----------------             ------      ------------        ------          ------------        ------        ------------
Janet E. Katakura              None            $0               1             $75 million           42          $422 million

 Other Accounts Managed - Of Total listed above, those for which advisory fee is based on performance

                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS         NUMBER        TOTAL ASSETS
-----------------             ------      ------------        ------          ------------         ------        ------------
Janet E. Katakura              None            $0              None                $0               None              $0

                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of July 31, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER                                  DOLLAR RANGE FUND
-----------------                                  -----------------
Janet E. Katakura                                  $50,001 - $100,00

Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Stephen Rodgers and Lance Yoshihara are responsible for making day-to-day investment decisions for these Funds.

                         Other Accounts Managed - Total

                           OTHER REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS        NUMBER        TOTAL ASSETS
-----------------             ------      ------------        ------          ------------        ------        ------------
Stephen Rodgers                  2        $920 million         None                $0               21          $265 million
Lance Yoshihara                  1        $206 million         None                $0               21          $265 million

 Other Accounts Managed - Of Total listed above, those for which advisory fee is based on performance

                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER            NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS         NUMBER        TOTAL ASSETS
-----------------            ------      ------------        ------          ------------         ------        ------------
Stephen Rodgers                None            $0              None                $0               None              $0
Lance Yoshihara                None            $0              None                $0               None              $0

                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of July 31, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER                                  DOLLAR RANGE FUND
-----------------                                  -----------------
Stephen Rodgers                                           None
Lance Yoshihara                                           None

High Grade Short Intermediate Fixed Income Fund and U.S. Government Short Fixed Income Fund. Edward Haik is responsible for making day-to-day investment decisions for these Funds.

                         Other Accounts Managed - Total

                           OTHER REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS        NUMBER        TOTAL ASSETS
-----------------             ------      ------------        ------          ------------        ------        ------------
Edward Haik                      2           $1.680            None                $0               88          $955 million
                                             billion

 Other Accounts Managed - Of Total listed above, those for which advisory fee is based on performance

                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS         NUMBER        TOTAL ASSETS
-----------------             ------      ------------        ------          ------------         ------        ------------
Edward Haik                    None            $0              None                $0               None              $0

                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of July 31, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER                                  DOLLAR RANGE FUND
-----------------                                  -----------------
Edward Haik                                             None

      Conflicts of Interest

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

Each Portfolio Manager may oversee funds and/or accounts managed under similar strategies and objectives. Potential conflicts of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.

The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Generally, compensation is computed as a percentage of assets under management for the client.

Generally speaking, there are no situations where the Fund's opportunities or the execution of its investment program (e.g., purchases and sales) may be compromised or limited by the investments of the other clients. There may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of the Fund's investment program, but this affects all accounts sharing the same investment strategy. In such situations, the Investment Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and compliance procedures.

      Compensation

The Trust's Portfolio Managers are employed and compensated by the Bank of Hawaii and not the Trust. The Portfolio Managers' compensation consists of a base salary, an annual discretionary bonus, participation in the Bank's Retirement Savings Plan, and, depending on position and/or tenure, possible eligibility to participate in long term awards of options in connection with the common stock of the Bank of Hawaii's holding company parent.

The base pay component is reviewed regularly to ensure that it reflects the performance and experience of the individual and the requirement(s) of the managed portfolio(s) and is determined within a market competitive salary range. The discretionary bonus is based on a number of factors, including Fund and pre-tax account performance measured against the Fund's benchmark. Additional factors considered in the discretionary bonus include: growth of assets under management and corresponding revenues, support for improved efficiency and enhanced investment performance, growth in assets under management and revenues attributable to the Portfolio Manager's Department and the Department's expense management. Like all employees of the Bank, the Portfolio Manager is eligible to participate in the Bank's Retirement Savings Plan. Under the Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions. One or more of the Portfolio Managers may also be eligible to participate in the 2006 stock option and incentive plan where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of the Bank.

This compensation structure is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Trust.

      FIRST STATE

First State is the sub-adviser for the New Asia Growth Fund.

      Portfolio Managers

The First State Asia Pacific ex-Japan investment team consists of 17 members based in Edinburgh, Singapore and Hong Kong. Angus Tulloch is a Managing Partner of First State's Asia Pacific/Global Emerging Markets equity team. Mr. Tulloch's primary focus is stock selection and portfolio construction. Alistair Thompson, supported by Martin Lau, is responsible for management of the Fund's portfolio. They are assisted by the rest of the Asia Pacific team, most of whom specialize in specific geographical areas.

                         Other Accounts Managed - Total

                           OTHER REGISTERED INVESTMENT
                                     COMPANIES             OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                     ---------             --------------------------------            --------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS        NUMBER        TOTAL ASSETS
-----------------             ------      ------------        ------          ------------        ------        ------------
Alistair Thompson              None            $0               2             $117 million           6          $931 million
Angus Tulloch                  None            $0               4             $4.7 billion          25          $6.3 billion
Martin Lau                     None            $0               9             $2.0 billion           4          $556 million

   Other Accounts Managed - Of Total listed above, those whose advisory fee is based on performance

                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS         NUMBER        TOTAL ASSETS
-----------------             ------      ------------        ------          ------------         ------        ------------
Alistair Thompson              None            $0              None                $0               None              $0
Angus Tulloch                  None            $0              None                $0               None              $0
Martin Lau                     None            $0              None                $0               None              $0

                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of July 31, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER                              DOLLAR RANGE FUND
-----------------                              -----------------
Alistair Thompson                                     None

Angus Tulloch                                         None

Martin Lau                                            None

      Conflicts of Interest

First State has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, First State believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

      Compensation

Compensation of the Asia Pacific/Global Emerging Markets team is comprised of three constituent parts: base salary, bonus and profit sharing. Annual salaries are regularly benchmarked to ensure that remuneration packages are competitive in their respective marketplaces.

The bonus is an annual award, paid in cash shortly after the year end, and, in the case of investment professionals, is almost entirely quantitative in nature, based on investment performance. Each individual is assessed on the performance of portfolios for which he or she has specific responsibility as well as on the collective performance of the broader team effort (through use of a composite of representative funds). Although bonuses are paid annually, the measurement periods are longer term; only 10% of the team's investment bonus is based on one year performance, with the remainder based on results over three and five year rolling periods.

The Asia Pacific/Global Emerging Markets team and First State also have an agreement under which the team has broad management responsibility for running its own affairs. In a financial sense, this autonomy is reflected in a separate operating profit and loss account from which the team is entitled to receive a share of profits annually. The Managing Partners determine the allocation of this profit share and participation extends across the team. Annual awards are deferred for three years and, in the intervening period, are reinvested within the funds that First State manages.

      HANSBERGER

Hansberger is the sub-adviser for the International Stock Fund.

      Portfolio Managers

Thomas R.H. Tibbles and Lauretta (Retz) Reeves are responsible for making day-to-day investment decisions for the Fund.

                         Other Accounts Managed - Total

                              OTHER REGISTERED INVESTMENT
                                       COMPANIES               OTHER POOLED INVESTMENT VEHICLES              OTHER ACCOUNTS
                                       ---------               --------------------------------              --------------
PORTFOLIO MANAGER             NUMBER         TOTAL ASSETS         NUMBER          TOTAL ASSETS        NUMBER         TOTAL ASSETS
-----------------             ------         ------------         ------          ------------        ------         ------------
Thomas R.H. Tibbles              5         $ 722. 4 million          2          $ 840.4 million         25         $  1,573 million
Lauretta Reeves                  3         $ 455.1 million         None                $0               12         $1,452.2 million

 Other Accounts Managed - Of Total listed above, those for which advisory fee is based on performance

                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES                OTHER ACCOUNTS
                                    ---------              --------------------------------        -----------------------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS         NUMBER           TOTAL ASSETS
-----------------             ------      ------------        ------          ------------         ------           ------------
Thomas R.H. Tibbles            None            $0              None                $0                 1            $ 204.2 million
Lauretta Reeves                None            $0              None                $0                 2            $ 480.3 million

                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of July 31, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER                                           DOLLAR RANGE FUND
-----------------                                           -----------------
Thomas R.H. Tibbles                                                 None

Lauretta Reeves                                                     None

      Conflicts of Interest

The Portfolio Managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, some accounts charge performance fees which could enhance conflicts of interest in the allocation of investment opportunities. However, Hansberger has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

      Compensation

Hansberger compensates each Portfolio Manager for his or her management of the Fund. A Portfolio Manager's base salary is determined by the Manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Hansberger's Human Resources Department. A Portfolio Manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Each Portfolio Manager is entitled to participate in various equity plans provided by Hansberger's corporate parent, Hansberger Group, Inc. ("Group Inc."). Each member of the growth portfolio management team (the "Growth Team") is subject to the terms of an employment agreement providing for a specified level of compensation, which level of compensation is reviewed annually by Hansberger's board of directors, but without any obligation to make any alteration in the base salary.

A Portfolio Manager's bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, pre-tax performance of the Fund and other funds managed relative to expectations for how those funds should have performed as compared to the Fund's benchmark (as provided in the Prospectus), given their objectives, policies, strategies and limitations, and the market environment during the most recently completed calendar year. This performance factor is not based on the value of assets held in the Fund's portfolio. Additional factors include the Portfolio Manager's contributions to the investment management functions within Hansberger, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the Manager satisfies the objectives stated above.

In addition, certain members of the Growth Team are entitled to participate in various equity plans provided by Group Inc., including being awarded options to purchase a certain amount of common shares in Group Inc. Further, certain members of the Growth Team have a share of the net revenues earned by Hansberger resulting from the investment portfolios managed by such Growth Team (the "revenue share"), which would include the Fund. Eligibility to participate in the revenue share is conditioned upon the Growth Team's reaching a pre-defined level of profitability. The amount of the revenue share is determined by use of a formula based on the amount of revenues generated by the Growth Team. Amounts payable to each member of the Growth Team from the revenue share are determined by Hansberger's chairman upon consultation with the Growth Team's chief investment officer. Additionally, members of the Growth Team may be entitled to participate in the Group Inc. Stock Incentive Plan for Canadian employees.

      NICHOLAS-APPLEGATE

Nicholas-Applegate is a sub-adviser for a portion of the Small Cap Fund.

      Portfolio Managers


Effective March 1, 2007, a team lead by Mark Roemer is responsible for the day-to-day management of both the "small cap value" strategy portion of the Fund's portfolio and the "systematic small cap" strategy portion of the Fund's portfolio. Mr. Roemer, Senior Vice President, has ultimate authority for investment decisions for the Fund's small cap value portfolio and the Fund's systematic small cap portfolio.



US Systematic Small Cap and US Small Cap Value



Nicholas-Applegate's ten-member Systematic Research and Investment team is responsible for the research, development and implementation of the firm's proprietary quantitative stock-selection model used to identify securities meeting its change-focused investment criteria. Mr. Roemer is ultimately responsible and accountable for final investment decisions for US Systematic Small Cap and US Small Cap Value portfolios.



                         Other Accounts Managed - Total
                              (as of March 1, 2007)



                           OTHER REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER            NUMBER      TOTAL ASSETS         NUMBER          TOTAL ASSETS        NUMBER        TOTAL ASSETS
-----------------            ------      ------------         ------          ------------        ------        ------------
Mark Roemer                     2        $87.9 million          4            $32.6 million          25         $833.6 million



 Other Accounts Managed - Of Total listed above, those for which advisory fee is based on performance
                              (as of March 1, 2007)



                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER            NUMBER      TOTAL ASSETS         NUMBER          TOTAL ASSETS         NUMBER        TOTAL ASSETS
-----------------            ------      ------------         ------          ------------         ------        ------------
Mark Roemer                   None            $0               None                $0               None              $0


                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in the Small Cap Fund for which he or she serves as portfolio manager, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or
over $1,000,000.


PORTFOLIO MANAGER                                            DOLLAR RANGE FUND
-----------------                                            -----------------
Mark Roemer                                                         None

      Conflicts of Interest

In general, Nicholas-Applegate believes there are no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of its other accounts. Separate portfolios within the same style are managed with similar holdings and characteristics. In cases where a stock cannot be held across all portfolios, due to client restrictions or liquidity constraints, the team will find a similarly attractive security in the same sector or industry or the team will increase the weights of other stocks in the portfolio to offset the difference. Dispersion among like portfolios is closely monitored and controlled.

Additionally, Nicholas-Applegate attempts to minimize any market movement when placing large trades through the use of pre-trade cost analysis and multiple trading strategies. Its Small Cap equity teams rely on program trading, algorithmic models, crossing networks or electronic communication networks and traditional broker/dealers when executing trades.

Nicholas-Applegate also monitors liquidity and limits assets under management as necessary. As assets under management in the strategy grow, liquidity considerations factor more heavily into the trade-off between expected excess return and expected market impact. The firm will close a product or decline a new business opportunity in an effort to maintain the strategy's style consistency and performance results.

      Compensation

Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate's compensation policy has short-term and long-term components. The firm offers competitive base salary and bonuses, profit-sharing and generous retirement plans. Investment professionals are awarded bonuses based primarily on product performance. A qualitative review is also considered when calculating bonuses. This qualitative review evaluates members of the portfolio management team based on their consistent implementation of the firm's investment philosophy and process.


The investment teams' annual compensation is directly affected by the performance of their portfolios, their individual performance, performance of their team and the success of the firm. Approximately 75% of an investment professional's bonus is based on one-, three- and five-year annualized performance of client accounts, with greater weight placed on three-year performance. Relative performance to the benchmark (which may change for different products) is approximately half of the calculation and the product's peer ranking in institutional consultant universes determines the other half. The remaining 25% of the bonus is based on product profitability and a qualitative review. The firm's Chief Investment Officer evaluates the lead portfolio managers. Mr. Roemer's performance is measured relative to the Russell 2000 Index for the Small Cap Fund. Nicholas-Applegate's employees may also participate in a pension plan and 401(k) savings plan.



Investment teams may also participate in a profit-sharing plan which provides opportunity for additional compensation. Each team receives a pool which is based on the pre-tax profit of its product(s). All team members are eligible to participate in the pool. Allocations are decided by the Chief Investment Officer and lead portfolio managers of the teams. The share of pre-tax profit increases with increasing profitability. Nicholas-Applegate believes that this structure, together with the bonus based on investment performance, fully aligns the team with client interests.



Investment Professionals are also eligible for long-term cash bonus payments and equity. Senior management at Nicholas-Applegate may reward individuals as it deems appropriate based on firm operating and profitability goals, leadership and factors other than portfolio performance to retain talented, key professionals and to promote the long-term growth of the firm.


      WELLINGTON MANAGEMENT

Wellington Management is a sub-adviser for a portion of the Small Cap Fund.

      Portfolio Managers

David J. Elliott, Vice President and Equity Portfolio Manager, is portfolio manager of the portion of the Fund's assets managed by Wellington Management. Doris T. Dwyer, Vice President and Equity Portfolio Manager, provides portfolio management and analysis services for the portion of the Fund's assets managed by Wellington Management. Information below is provided as of July 31, 2006.

                         Other Accounts Managed - Total

                             OTHER REGISTERED INVESTMENT
                                      COMPANIES               OTHER POOLED INVESTMENT VEHICLES              OTHER ACCOUNTS
                                      ---------               --------------------------------              --------------
PORTFOLIO MANAGER             NUMBER        TOTAL ASSETS         NUMBER         TOTAL ASSETS       NUMBER          TOTAL ASSETS
-----------------             ------        ------------         ------         ------------       ------          ------------
David J. Elliott                 3        $1,395.1 million         7           $371.8 million        18          $2,687.5 million

Doris T. Dwyer                   6        $1,721.5 million         7           $371.8 million        16          $2,686.8 million

 Other Accounts Managed - Of Total listed above, those for which advisory fee is based on performance

                                REGISTERED INVESTMENT
                                      COMPANIES             OTHER POOLED INVESTMENT VEHICLES               OTHER ACCOUNTS
                                      ---------             --------------------------------               --------------
PORTFOLIO MANAGER             NUMBER        TOTAL ASSETS       NUMBER         TOTAL ASSETS        NUMBER           TOTAL ASSETS
-----------------             ------        ------------       ------         ------------        ------           ------------
David J. Elliott               None              $0             None               $0                2            $268.3 million

Doris T. Dwyer                 None              $0             None               $0                2            $268.3 million

                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of July 31, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER                                            DOLLAR RANGE FUND
-----------------                                            -----------------
David J. Elliott                                                    None

Doris T. Dwyer                                                      None

      Conflicts of Interest

Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and, thus, the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

      Compensation

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salaries for the Investment Professionals are determined by the Investment Professional's experience and performance in his or her respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by that Investment Professional compared to the Russell 2000 Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance.

      CEP

CEP is the sub-adviser for the Mid-Cap Fund.

     Portfolio Managers

David Coughenour, Robert Kramer, and David Johnsen are primarily responsible for making day-to-day investment decisions for the Fund. The portfolio management team meets periodically to review and analyze the existing portfolios on an industry-by-industry basis. The portfolio manager/analysts have dedicated industry research responsibilities, and each is equally responsible for all aspects of the process.

                         Other Accounts Managed - Total

                           OTHER REGISTERED INVESTMENT
                                     COMPANIES             OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                     ---------             --------------------------------            --------------
PORTFOLIO MANAGER           NUMBER      TOTAL ASSETS          NUMBER          TOTAL ASSETS        NUMBER        TOTAL ASSETS
-----------------           ------      ------------          ------          ------------        ------        ------------
David Coughenour              2        $101.1 million           7            $468.4 million         218          $10,725.9
                                                                                                                  million

Robert Kramer                 2        $101.1 million           7            $468.4 million         218          $10,725.9
                                                                                                                  million

David Johnsen                 2        $101.1 million           7            $468.4 million         218          $10,725.9
                                                                                                                  million

   Other Accounts Managed - Of Total listed above, those whose advisory fee is based on performance

                              REGISTERED INVESTMENT
                                    COMPANIES              OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                                    ---------              --------------------------------            --------------
PORTFOLIO MANAGER             NUMBER      TOTAL ASSETS        NUMBER          TOTAL ASSETS         NUMBER        TOTAL ASSETS
-----------------             ------      ------------        ------          ------------         ------        ------------
David Coughenour               None            $0              None                $0                 1         $969.9 million

Robert Kramer                  None            $0              None                $0                 1         $969.9 million

David Johnsen                  None            $0              None                $0                 1         $969.9 million

                            Ownership of Fund Shares

The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of July 31, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

PORTFOLIO MANAGER                                            DOLLAR RANGE FUND
-----------------                                            -----------------
David Coughenour                                                    None

Robert Kramer                                                       None

David Johnsen                                                       None

      Conflicts of Interest

CEP has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CEP believes that all issues relating to potential material conflicts of interest involving the Fund and its other managed accounts have been addressed.

     Compensation

Compensation of CEP's portfolio managers is two-fold, involving both cash and long-term rewards. Cash compensation includes a market-based competitive base salary and an incentive bonus. A full range of benefits including tuition reimbursement, 401(k) pension plan and full medical and dental insurance is also provided.

Base salaries are market-driven. CEP's own on-going research and external resources, such as McLagan's surveys, ensure that it remains competitive with industry standards. It strives to maintain salary levels that fall within the top 25th percentile. The pool for incentive bonuses is calculated through a formula that takes into consideration long and short term excess returns by product as well as new assets under management. This pool is then allocated to CEP's professionals based on merit and contribution.

ADMINISTRATOR AND DISTRIBUTOR

      As of July 1, 2006, Bank of Hawaii serves as the Trust's administrator pursuant to an Administration Agreement between the Trust and Bank of Hawaii dated July 1, 2006 (the "Administration Agreement"). The Administration Agreement provides that Bank of Hawaii is responsible for performing all necessary administrative services and functions to the Trust to the extent such administrative services and functions are not provided to the Trust pursuant to a sub-administrative agreement, investment advisory agreement, distribution agreement, custodian agreement, transfer agent agreement or fund accounting agreement. Bank of Hawaii is required to furnish, at its own expense, the executive, supervisory and clerical personnel, and the office space, equipment and facilities necessary to perform its obligations under the Administration Agreement. For the administrative services provided pursuant to the Administration Agreement, Bank of Hawaii is compensated at an annual rate of 0.04% of the average daily net assets of the Trust, plus out-of-pocket expenses. The following table sets forth the aggregate fees paid by each Fund to Bank of Hawaii for services provided pursuant to the Administration Agreement for the fiscal year ended July 31, 2006:

                       COMPENSATION PAID TO BANK OF HAWAII
                       UNDER THE ADMINISTRATION AGREEMENT

                                                       FISCAL YEAR ENDED
FUND                                                     JULY 31, 2006
----                                                     -------------
New Asia Growth Fund                                         $ 2,971
International Stock Fund                                     $ 7,064
Small Cap Fund                                               $14,485
Mid-Cap Fund                                                 $ 2,643
Growth Stock Fund                                            $ 5,568
Growth and Income Fund                                       $ 5,584
Value Fund                                                   $ 5,104
High Grade Core Fixed Income Fund                            $ 9,960
Tax-Free Securities Fund                                     $ 9,998
High  Grade  Short  Intermediate  Fixed Income Fund          $ 2,272
Tax-Free Short Intermediate  Securities Fund                 $ 2,218
U.S. Government Short Fixed Income Fund                      $ 3,581

      Pursuant to a Sub-Administration Agreement among the Trust, Bank of Hawaii and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), dated July 1, 2006, BISYS Ohio furnishes the Trust with administrative services that are not being furnished by the Bank of Hawaii (the "Sub-Administration Agreement"). For services pursuant to the Sub-Administration Agreement, BISYS Ohio is entitled to receive a fee from each Fund, computed daily and paid monthly, at an annual rate equal to 0.05% of the average daily net assets of the Trust and $10,000 per annum for the legal services provided thereunder, subject to reduction if certain service standards are not met, plus out-of-pocket expenses. The following table sets forth the aggregate fees paid by each Fund to BISYS Ohio for services provided pursuant to the Sub-Administration Agreement for the fiscal year ended July 31, 2006:

                         COMPENSATION PAID TO BISYS OHIO

                     UNDER THE SUB-ADMINISTRATION AGREEMENT

                                                            FISCAL YEAR ENDED
                    FUND                                      JULY 31, 2006
                    ----                                    -----------------
New Asia Growth Fund ...................................         $ 3,714
International Stock Fund ...............................         $ 8,830
Small Cap Fund .........................................         $18,106
Mid-Cap Fund ...........................................         $ 3,304
Growth Stock Fund ......................................         $ 6,961
Growth and Income Fund .................................         $ 6,980
Value Fund .............................................         $ 6,380
High Grade Core Fixed Income Fund ......................         $12,450
Tax-Free Securities Fund ...............................         $12,497
High Grade Short Intermediate Fixed Income Fund ........         $ 2,840
Tax-Free Short Intermediate Securities Fund ............         $ 2,773
U.S. Government Short Fixed Income Fund ................         $ 4,477

      The Administration Agreement and Sub-Administration Agreement contain provisions limiting the liability of the Bank of Hawaii and BISYS Ohio and requiring their indemnification by the Trust similar to those in the Advisory Agreement. The Administration Agreement and the Sub-Administration Agreement will continue in effect until December 31, 2009, and from year to year thereafter, unless terminated at any time by either party for cause (as defined in the Agreements), or at the end of any such period, on 90 days' written notice. If the Sub-Administration Agreement is terminated by the Trust prior to the end of any such period for any reason other than cause, the Trust is required to make a one-time liquidated damages payment to BISYS Ohio equal to the lesser of six months' fees or the fees due for the balance of the term.

      Prior to July 1, 2006, the Trust maintained an administration agreement with BISYS Ohio (the "BISYS Administration Agreement"). For expenses assumed and services provided as administrator pursuant to the BISYS Administration Agreement, BISYS Ohio was entitled to receive a fee from each Fund, computed daily and paid monthly, at an annual rate equal to 0.16% of the average daily net assets of the Trust and $60,000 annually for legal services provided. The following table sets forth the aggregate fees paid by each Fund to BISYS Ohio, after giving effect to fee waivers, for services provided pursuant to the BISYS Administration Agreement for the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004:

                         COMPENSATION PAID TO BISYS OHIO
                    UNDER THE BISYS ADMINISTRATION AGREEMENT

                                                                       FISCAL YEAR ENDED     FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                                     JULY 31, 2006         JULY 31, 2005        JULY 31, 2004
----                                                                     -------------         -------------        -------------
New Asia Growth Fund .........................................              $ 57,875              $ 49,970              $ 45,985
International Stock Fund .....................................              $133,061              $109,174              $102,231
Small Cap Fund ...............................................              $294,564              $224,575              $190,474
Mid-Cap Fund .................................................              $ 51,482              $ 44,038              $  9,701
Growth Stock Fund ............................................              $185,038              $365,409              $470,427
Growth and Income Fund .......................................              $145,626              $207,835              $241,902
Value Fund ...................................................              $148,745              $267,819              $322,324
High Grade Core Fixed Income Fund ............................              $271,907              $413,068              $445,686
Tax-Free Securities Fund .....................................              $281,556              $497,663              $623,150
High Grade Short Intermediate Fixed Income Fund ..............              $ 68,137              $106,477              $127,614
Tax-Free Short Intermediate Securities Fund ..................              $ 62,620              $ 97,141              $107,343
U.S. Government Short Fixed Income Fund ......................              $ 77,419              $128,238              $185,496

      In September 2006, BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Ohio, reached a settlement with the SEC regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Management of the Trust has not determined the degree, if any, to which the Funds are affected by the settlement. Based on management's review and consideration of the matter to date, management does not believe that the Funds will be adversely impacted as a result of this investigation.

      Prior to July 1, 2006, BISYS Ohio maintained a sub-administration agreement with the Bank of Hawaii (the "Bank of Hawaii Sub-Administration Agreement"), which provided that Bank of Hawaii would assist BISYS Ohio in performing certain administrative services to the Funds. For its services, Bank of Hawaii was entitled to receive a fee from BISYS Ohio, computed and paid monthly, at an annual rate equal to 0.03% of the average daily net assets of the Trust. Since the fee paid to Bank of Hawaii under the Bank of Hawaii Sub-Administration Agreement was paid by BISYS Ohio from the fee received by it under the BISYS Administration Agreement, the overall administration fee and overall expense ratio of the Funds were not increased. BISYS Ohio paid the Bank of Hawaii aggregate sub-administration fees of $561,252, $566,259 and $589,269 for the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, respectively.

      The Trust has also retained BISYS Ohio to provide the Trust with certain fund accounting services pursuant to a Fund Accounting Agreement, dated February 1, 2002, as amended July 1, 2006 (the "Fund Accounting Agreement"). For services provided under the Fund Accounting Agreement, BISYS Ohio is entitled to receive an annual fee of $20,000 from each Fund, and an additional fee of $15,000 annually from each Fund for each additional class of shares, plus out-of-pocket expenses, which fees are payable in monthly increments. The fees are subject to increase annually following the first year of the initial term to reflect any annual percentage increase in the Consumer Price Index published by the U.S. Department of Labor and are subject to reduction if certain service standards are not met. The term of the Fund Accounting Agreement, and its provisions regarding termination, limitation of liability, and indemnification, are similar to those of the Trust's Sub-Administration Agreement with BISYS Ohio.

The following table sets forth the aggregate fees paid by each Fund to BISYS Ohio for fund accounting services for the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004:

                         COMPENSATION PAID TO BISYS OHIO
                       UNDER THE FUND ACCOUNTING AGREEMENT

                                                                      FISCAL YEAR ENDED  FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                                                    JULY 31, 2006      JULY 31, 2005       JULY 31, 2004
----                                                                    -------------      -------------       -------------
New Asia Growth Fund ...........................................           $ 48,762           $ 49,470           $ 19,643
International Stock Fund .......................................           $ 95,242           $ 73,686           $ 34,844
Small Cap Fund .................................................           $130,406           $ 58,700           $ 39,252
Mid-Cap Fund ...................................................           $ 40,317           $ 25,630           $  7,004
Growth Stock Fund ..............................................           $ 86,896           $ 91,355           $ 89,477
Growth and Income Fund .........................................           $ 65,663           $ 53,704           $ 48,164
Value Fund .....................................................           $ 70,168           $ 67,788           $ 63,163
High Grade Core Fixed Income Fund ..............................           $134,312           $111,350           $ 91,375
Tax-Free Securities Fund .......................................           $144,608           $140,918           $135,469
High Grade Short Intermediate Fixed Income Fund ................           $ 39,441           $ 39,539           $ 37,500
Tax-Free Short Intermediate Securities Fund ....................           $ 34,172           $ 32,969           $ 29,599
U.S. Government Short Fixed Income Fund ........................           $ 59,442           $ 75,417           $ 89,298

      Under a Compliance Services Agreement between the Trust and BISYS Ohio dated July 1, 2006 (the "Compliance Services Agreement"), BISYS Ohio makes a BISYS employee available to serve as the Trust's Chief Compliance Officer. Under the Compliance Services Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trust's compliance program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by BISYS Ohio and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Trust's compliance program and related policies and procedures of Fund service providers. The Compliance Services Agreement also covers arrangements under which BISYS employees serve the Trust in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Agreement, the Trust currently pays BISYS Ohio $150,000 per annum, plus certain out-of-pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS.

      BISYS Fund Services Limited Partnership d/b/a/ BISYS Fund Services ("BISYS"), located at 100 Summer Street, Boston, Massachusetts 02110, has also entered into a Distribution Agreement with the Trust pursuant to which it engages in a continuous distribution of shares of the Funds. Under the Distribution Agreement, BISYS receives annual compensation of

$75,000, from the fees paid in accordance with the Distribution and Shareholder Service Plans for each of the Class A, Class B and Class C shares ("Class A Distribution Plan", "Class B Distribution Plan" and "Class C Distribution Plan," respectively). The Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan have been adopted pursuant to Rule 12b-1 under the 1940 Act. See "Distribution and Shareholder Service Plans" below.

      Pursuant to the Distribution Agreement, BISYS has agreed to use appropriate efforts to solicit orders for sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Administration Agreement. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify BISYS to the extent permitted by applicable law against certain liabilities under the Securities Act and the 1940 Act.

      BISYS and BISYS Ohio are each a wholly-owned subsidiary of the The BISYS Group, Inc.

TRANSFER AGENT

      BISYS Ohio, located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as Transfer Agent for each of the Funds, for which it receives additional fees.

CODES OF ETHICS

      The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code"). The Code restricts the investing activities of certain Fund officers, Trustees and advisory persons and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

      All persons covered by the Code are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, all persons covered by the Code are prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case maybe), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods," which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities.

      In addition, the Adviser, each of the Sub-Advisers and Distributor have adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Adviser, each of the Sub-Advisers and Distributor, respectively, from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds. There can be no assurance that such codes of ethics will be effective in preventing such activities.

      The Trust has adopted a supplemental code of ethics for Principal Officers and Senior Financial Officers ("Supplemental Code"). The Supplemental Code covers different matters than the Code adopted by the Trust pursuant to Rule 17j-1 under the 1940 Act. The Supplemental Code is intended to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with the Commission and in other public communications by the Trust, (iii) compliance with applicable law, (iv) prompt internal reporting of violations of the Supplemental Code and (v) accountability for adherence to the Supplemental Code.

PROXY VOTING

      The Trust's Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The Adviser, in accordance with the Policy, has further delegated the responsibility for voting proxies of those Funds advised by Sub-Advisers to such respective Sub-Advisers, with the exception of the Mid-Cap Fund for which the Adviser votes proxies.

      A conflict of interest may be deemed to occur when the Adviser or Sub-Adviser or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in judging the proxy. If such a conflict occurs, the Adviser or Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

      Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available (1) without charge, upon request, by calling 1-800-258-9232, (2) on the Trust's web page at: http://www.pacificcapitalfunds.com/FundInformation/FundFamily.cfm, and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.

      Certain information regarding the proxy voting policies of the Adviser and each of the Sub-Advisers is summarized below.


      THE ADVISER AND HANSBERGER



      The proxy voting policies and procedures of the Adviser and Hansberger are similar. Each has established a Proxy Committee that is primarily responsible for overseeing the proxy voting process. Each normally votes proxies according to written proxy voting guidelines (the "guidelines"), while taking into account recommendations from Institutional Shareholder Services ("ISS"), a third-party proxy voting service. The guidelines provide important frameworks for analysis and decision-making for the Adviser and Hansberger; however, they are not exhaustive and do not address all potential issues. The guidelines provide a certain amount of flexibility so that all relevant facts and circumstances, and the shareholders' best interests, can be considered in connection with every vote.



      In the case of a conflict of interest between the Adviser and Hansberger and one of the Funds, the respective Proxy Committee will decide how to handle the voting of the proxy in the best interests of the Fund. The Proxy Committee of the Adviser may seek the recommendation of outside counsel or a similar third party.



      The following summary sets forth the general positions of the Adviser and Hansberger on various proposals.


  The Adviser

      Director Matters - The Adviser normally votes in accordance with ISS recommendations regarding director nominees and proposals that boards be comprised of a majority of independent directors. It generally supports proposals for independent nominating committees and to repeal classified boards.

      Shareholder Rights - The Adviser normally votes in accordance with ISS recommendations regarding shareholder proposals to redeem poison pills and management proposals to ratify poison pills. It generally votes for confidential voting, but does not support restricting the right of shareholders to act by written consent or to call special meetings.

      Compensation and Benefits Plans - The Adviser normally votes in accordance with ISS recommendations regarding all proposals on incentive compensation plans (including option plans) for executives and directors.

      Routine Matters - Ratification of auditors and changes to a company name are examples of items considered routine. The Adviser generally votes in favor of management's recommendations with respect to such items unless circumstances indicate otherwise.

  Hansberger

      Director Matters - Hansberger generally supports the election of a company's slate of nominees for directors, unless certain actions by the directors warrant votes to be withheld (such as attending less than 75% of board meetings). It generally opposes management proposals to limit the tenure of outside directors, impose mandatory retirement ages for outside directors and proposals requiring directors to own a minimum amount of company stock in order to qualify as director or remain on the board.

      Shareholder Rights - Hansberger generally views anti-takeover proposals on a case-by-case basis. However, Hansberger generally opposes such proposals unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Other issues impacting capital structure and shareholder rights are voted on a case-by-case basis.

      Compensation and Benefits Plans - Hansberger generally supports proposals to adopt stock option plans, employee stock purchase plans and management proposed compensation plans, but typically votes against proposals to adopt retirement plans for non-employee directors.

      Routine Matters - Hansberger generally considers routine matters on a case-by-case basis, but will generally vote for proposals to ratify auditors.

    NICHOLAS-APPLEGATE


      Nicholas-Applegate has established a Proxy Committee that is primarily responsible for overseeing the proxy voting process. Nicholas-Applegate votes proxies according to written proxy voting guidelines (the "guidelines"), while taking into account recommendations from Glass Lewis, a third-party proxy voting service. The guidelines provide important frameworks for analysis and decision-making for the Nicholas-Applegate; however, they are not exhaustive and do not address all potential issues. The guidelines provide a certain amount of flexibility so that all relevant facts and circumstances, and the shareholders' best interests, can be considered in connection with every vote.



      In the case of a conflict of interest between the Nicholas-Applegate and the Small Cap Fund, the Proxy Committee will decide how to handle the voting of the proxy in the best interests of the Fund.



      The following summary sets forth the general positions of Nicholas-Applegate on various proposals.



      Director Matters - NACM normally votes in accordance with Glass Lewis recommendations regarding director nominees and proposals that boards be comprised of a majority of independent directors. It generally supports proposals for independent nominating committees and to repeal classified boards.



      Shareholder Rights - NACM normally votes in accordance with Glass Lewis recommendations regarding shareholder proposals to redeem poison pills and management proposals to ratify poison pills. It generally votes for confidential voting, but does not support restricting the right of shareholders to act by written consent or to call special meetings.



      Compensation and Benefits Plans - NACM normally votes in accordance with Glass Lewis recommendations regarding all proposals on incentive compensation plans (including option plans) for executives and directors.


      Routine Matters - NACM normally votes for proposals regarding routine matters, including ratification of auditors and changes to a company name.

  FIRST STATE

      The appropriate Portfolio Manager of First State votes proxies in accordance with First State's proxy voting guidelines. In the event of a conflict with the guidelines, the proxy materials are reviewed by the Chief Investment Officer, who determines if the proposal is reasonable by industry standards. Portfolio Managers have the discretion to take no action regarding proxy voting, and this will be the default position if a proposal is determined to be a non-contentious matter and there is no value to be gained by exercising proxy voting rights.

      First State's general positions on various proposals are as follows:

      Director Matters - First State generally votes on a case-by-case basis on proposals regarding the election of directors and proposals to have a majority of independent directors. It typically supports proposals to require independent board committees and declassify boards.

      Shareholder Rights - First State typically votes for proposals to adopt confidential voting. It reviews on a case-by-case basis shareholder proposals to redeem poison pills and management proposals to ratify poison pills. It typically votes against proposals limiting shareholders' right to act by written consent or to call meetings.

      Compensation and Benefits Plans - First State's focus is primarily on the transfer of shareholder wealth (the currency cost of pay plans to shareholders instead of simply focusing on voting power dilution). Consequently, it votes on a case-by-case basis on director and executive compensation proposals (including stock option plans).

      Routine Matters - Except for contentious matters, First State normally takes no action for proposals regarding routine matters including ratification of auditors.

      In the case of a conflict of interest between First State and the New Asia Growth Fund, First State will vote in accordance with the predetermined guidelines. If the intended vote is contrary to the predetermined guidelines, the Compliance Manager and Chief Executive Officer will review the voting request and make a determination as to how to vote. The Compliance Manager will include in a monthly report any conflict of interest matter and how it was resolved.

  WELLINGTON MANAGEMENT

  Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and approval of the firm's Global Proxy Policies and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The Fund's Portfolio Managers have the authority to determine the final vote for securities held in the Fund, unless the Portfolio Manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

      Wellington Management's general positions on various proposals are as follows:

      Director Matters - Wellington Management evaluates proposals to elect directors on a case by case basis. Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. It generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. It may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. It typically supports proposals to require board independence and independence of key board committees. It generally votes in favor of shareholder proposals seeking to declassify boards.

      Shareholder Rights - Wellington Management generally votes against proposals to adopt cumulative voting, but is likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights. It evaluates proposals with respect to poison pills and confidential voting on a case by case basis.

      Compensation and Benefit Plans - Wellington Management generally votes on a case by case basis with respect to proposals to adopt/amend Stock Option Plans and Bonus Plans and proposals to eliminate or limit severance agreements. It typically votes on a case by case basis on proposals requiring shareholder approval of future severance agreements covering senior executives.

                   DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

      The Trust has adopted for the Class A, Class B and Class C shares of the Funds the Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (each a "Plan" or "Distribution Plan" and collectively, the "Plans"). The Plans of each of the Funds were adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Distribution Plans (the "Qualified Trustees").

      The Board of Trustees approved the continuation of the Class A Distribution Plan and the adoption of the Class C Distribution Plan to stimulate sales of shares of the Funds in the face of competition from a variety of other investment companies and financial products, in view of the potential advantages to shareholders of the Funds of continued growth of the asset bases of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board of Trustees approved the continuation of the Class B Distribution Plan by considering a variety of factors, including, among others, the continuing benefits of the Plan to the holders of the Trust's Class B shares, the expectations of the Trust's Class B shareholders, the importance to the Trust of the continued services of BISYS and the Adviser, the amounts expended for distribution services by BISYS which have not previously been reimbursed to it, the reasonable expectations of BISYS, and the adverse impact of termination of the Plan.

      The Class A Distribution Plan provides that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 0.40% of the average daily net asset value of the Fund attributable to the Fund's Class A shares. The Class B and C Distribution Plan each provide that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 1.00% of the average daily net asset value of the Fund attributable to the Fund's Class B and C shares, respectively. The distribution fee compensates BISYS for the following: (a) payments BISYS makes to banks and other institutions and industry professionals, such as broker/dealers, including BISYS and their affiliates or subsidiaries, pursuant to agreements in connection with providing sales and/or administrative support services to the holders of a Fund's Class A, B and C shares; and (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) for distribution services provided and expenses assumed in connection with distribution assistance, including, but not limited to, printing and distributing prospectuses to persons other than current Class A, B and C shareholders of a Fund, printing and distributing advertising and sales literature and reports to Class A, B and C shareholders in connection with the sale of a Fund's shares, and providing personnel and communication equipment used in servicing shareholder accounts and prospective Class A, B and C shareholder inquiries. BISYS, either directly or through an affiliate, has agreed to use its fee revenue, past profits, or other resources to finance any fees payable to broker-dealers or other entities upon the sale of Class C shares, and will be reimbursed from the Class C Distribution Plan fees set forth above. These fees payable may include the advance of concession payments of 1.00% to dealers for sales of Class C shares.

      BISYS is contractually limiting the 12b-1 fee for Class A shares to 0.25% of the average daily net asset value attributable to Class A shares through November 30, 2007. The distribution fees are paid to BISYS only to compensate or reimburse it for actual payments or expenses incurred as described above. The distribution fees paid by the Funds to BISYS for services provided under the Class A, Class B and Class C Distribution Plans for the fiscal year ended July 31, 2006, restated to reflect fee waivers, are set forth in the table below:

                        AGGREGATE DISTRIBUTION FEES PAID
                       FOR FISCAL YEAR ENDED JULY 31, 2006
                                 (AFTER WAIVER)

                                                                   CLASS A                   CLASS B              CLASS C
                                                            RETAINED      PAID        RETAINED     PAID     RETAINED      PAID
                                                               BY          TO            BY         TO         BY          TO
FUND                                                         BISYS       OTHERS        BISYS      OTHERS      BISYS      OTHERS
----                                                         -----       ------        -----      ------      -----      ------
New Asia Growth Fund ..................................     $   155     $  4,640      $    0     $  5,612     $   0     $  3,531
International Stock Fund ..............................     $   116     $  2,003      $    0     $  6,922     $   0     $  5,764
Small Cap Fund ........................................     $73,389     $338,611      $    0     $ 33,570     $   0     $106,583
Mid-Cap Fund ..........................................     $   320     $  1,758          --           --     $   0     $  5,791
Growth Stock Fund .....................................     $ 1,488     $ 20,657      $    0     $109,646     $   0     $ 21,154
Growth and Income Fund ................................     $   661     $ 12,780      $    0     $ 65,765     $   0     $ 20,662
Value Fund ............................................     $   588     $  6,927      $    0     $ 14,524     $   0     $ 19,832
High Grade Core Fixed Income Fund .....................     $   635     $  9,816      $    0     $ 35,851     $   0     $ 12,004
Tax-Free Securities Fund ..............................     $ 3,219     $ 14,739      $    0     $ 29,154     $   0     $    103
High Grade Short Intermediate Fixed Income Fund .......     $   110     $  3,683          --           --     $   0     $  6,246
Tax-Free Short Intermediate Securities Fund ...........     $   235     $  8,066          --           --     $   0     $    102
U.S. Government Short Fixed Income Fund ...............     $    59     $  9,972      $    0     $ 12,996     $   0     $ 15,353

      Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Each Distribution Plan may be terminated at any time with respect to any Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the appropriate class of the Fund. A Distribution Plan may not be amended to increase materially the amounts payable thereunder by a Fund without the approval of a majority of the outstanding voting securities of the appropriate class of the Fund, and no material amendment to the Distribution Plans may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

ADMINISTRATIVE SERVICES

      The Funds may participate in "fund supermarkets" and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Funds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Funds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a "financial intermediary account"). Under these programs, the Trust, on behalf of the Funds, may enter into administrative services agreements with financial intermediaries pursuant to which the financial intermediaries will provide transfer agency, administrative services and other services with respect to the financial intermediary accounts. These services may include, but are not limited to, shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Depending on the arrangements, the Funds, the Adviser, Bank of Hawaii and/or BISYS may compensate such financial intermediaries or their agents directly or indirectly for such services.

      For these services, each financial intermediary may be paid (i) a fee based on average daily net assets of each Fund that are invested in such Fund through the financial intermediary account (which may be paid as a servicing fee under a 12b-1 Plan adopted by the Funds with respect to a particular Class of shares), (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. Should the Board of Trustees determine that some or all of a fee payment is for distribution efforts on behalf of the Funds, such fees would not be authorized unless approved and paid in compliance with a 12b-1 Plan adopted by the Funds.

      The financial intermediary may impose other account or service charges to a Fund or directly on account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

                              CALCULATION OF YIELD

YIELD

      The Funds may advertise certain yield information. As and to the extent required by the Commission, yield will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                     YIELD = 2[( a-b ) to the 6th power - 1]
                     ---------------------------------------
                                       cd

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of the Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income. For purposes of sales literature, yield on Class A shares also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

      The tax-equivalent yield for the Tax-Free Funds also may be computed by dividing that portion of the yield of the Funds which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Funds that is not tax-exempt.

      The yields for the Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields because they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Funds.

      In addition, investors should recognize that changes in the net asset values of shares of the Funds will affect the yields of such Funds for any specified period, and such changes should be considered together with a Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

                        DETERMINATION OF NET ASSET VALUE

      Net asset value per share of the Class A, Class B, Class C and Class Y shares for each Fund is determined on each day that the New York Stock Exchange (the "Exchange") is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

      Securities for which market quotations are readily available are valued at latest reported prices. Securities for which the primary market is a national securities exchange are valued at last reported sale prices. Securities traded on the National

Association of Securities Dealers Automated Quotations National Market System are valued at the NASDAQ Official Closing Price. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on the mean between the bid and asked prices. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange or, in the absence of any sale on the valuation date, at mean between the bid and asked prices. Options not listed on a national exchange are valued at the mean between the bid and asked prices. Quotation of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer. Foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts.

      In all cases, bid prices are furnished by reputable independent pricing services approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

      All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Asset Management Group in accordance with procedures adopted by the Trustees. These procedures delegate such determinations to a Pricing Committee comprised of officers of the Asset Management Group and officers of the Trust, subject to ratification by the Board of Trustees at their next regular meeting (or more frequently if there is a significant valuation issue). The procedures require the Asset Management Group or relevant Sub-Adviser to determine an appropriate methodology for determining the fair value of such a security, subject to approval and regular monitoring by the Committee. Such methodologies may include, among other things, the cost of the security to a Fund; traditional valuation methods such as earning multiples, yield to maturity, and discounts from similar freely tradable securities; and assessments of matters such as the issuer's fundamental condition, market conditions, valuation of companies in the same or similar industries, values used by other holders and analysts, size of the Fund's position, recent trades of the same type or class of the issuer's securities, outstanding offers to purchase the securities, and prospects for registration of restricted securities.

      When the closing price of a foreign security is not an accurate representation of value as a result of events that have occurred after the closing of the primary foreign exchange and prior to the time the Funds' net asset value per share is calculated (a "Significant Event"), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board of Trustees may predetermine the level of such a movement that will constitute a Significant Event (a "Trigger") and preauthorize the Trust's Accounting Agent to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value for the affected securities. On a day when a Fair Value Pricing Service is so utilized, the Trust's Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

                               PURCHASE OF SHARES

      Reference is made to "Purchasing and Adding to Your Shares" in the Prospectuses for certain information as to the purchase of Fund shares. The various sales charge reductions and waivers described in the Prospectuses have been implemented to reflect the economies of scale associated with distribution activities as the amount of a sale increases, and to reflect the lower level of such activities necessary for sales to persons who are members of organized groups, participants in retirement plans, or associated with the Trust and its affiliates.

      At the Distributor's discretion various sales charge reductions and waivers are available to certain qualified groups. A qualified group is a group or association or a category of purchasers which (i) is represented by a fiduciary, professional or other representative (other than a registered broker-dealer); (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) gives its endorsement or authorization to an investment program to assist solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase in any agreement entered into between the Trust and the group, representative or broker or dealer.

      Included within the qualified groups that are eligible for sales charge waivers are the following:

      - Current and retired trustees, directors, employees, and family members of the Trust, the Asset Management Group and its affiliates or any other organization that provides services to the Trust.

      - Investors for whom the Asset Management Group or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity.

      - Investors who purchase shares of a Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan, which by its terms permits purchases of shares.

      -     Other investment companies distributed by the Distributor.

      - Investors who purchase shares with the proceeds from the redemption of Class Y shares of the Trust.

      - Investors who purchase Fund shares through investment professionals who place trades for their own accounts or the accounts of their clients, and who charge such clients a management, consulting, advisory, or other fee for their services.

      At the time of purchase, you must furnish the Transfer Agent, either directly or through a broker or dealer, with information sufficient to permit it to verify that the purchase qualifies for a reduced sales charge.

      A Fund may offer up to four classes of shares: Shares of Class A are sold with an initial sales charge, shares of Class B and Class C are sold with a contingent deferred sales charge ("CDSC") and shares of Class Y are sold to eligible investors without a sales charge. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Distribution Plan adopted with respect to such Class. Class B shares automatically convert to Class A shares after approximately eight years. The offering of Class B shares by all Funds has been suspended since June 1, 2003 (except for reinvestment of Class B share dividends and exchanges of existing Class B shares between Funds). The suspension will remain in effect until further notice.

CLASS Y SHARES

      Class Y shareholders of any Fund who terminate their qualified trust account, employee benefit account or other qualifying relationship with an institution are no longer eligible to make additional investments in the Fund's Class Y shares. The Board of Trustees has approved an automatic conversion feature whereby Class Y shares held by shareholders who have terminated their qualifying relationship on or after February 15, 1997 will be converted to Class A shares of the same Fund on the basis of the relative net asset values of the shares of the two classes on the conversion date, without incurring any fee, sales load or other charge. As Class A shareholders in a Fund, such former Class Y shareholders will be able to reinvest dividends and distributions relating to their share holdings, but will be subject to the higher expenses associated with Class A shares. A conversion of Class Y shares for Class A shares will be a tax-free transaction for any Class Y shareholder involved in such conversion. Class Y shareholders who plan to terminate their qualified trust account, employee benefit account or other qualifying relationship and who do not wish to have their holdings converted to Class A shares may redeem their shares.

      Class Y shareholders whose qualified trust account, employee benefit account or other qualifying relationship was terminated prior to February 15, 1997 are permitted to remain as Class Y shareholders. However, such shareholders may not make additional purchases of Class Y shares, nor may they reinvest dividends and distributions in respect of their Class Y shareholdings.

SPECIMEN PRICE MARK-UP

      Under the current distribution arrangements between the Funds and the Distributor, Class A shares of New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund are sold at a maximum sales charge of 5.25%. Class A shares of Tax-Free Securities Fund and High Grade Core Fixed Income Fund are sold at a maximum sales charge of 4.00%. Class A shares of High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund are sold at a maximum sales charge of 2.25%. Class B, Class C and Class Y shares are sold at net asset value. Using the Growth Stock Fund's net asset value at July 31, 2006, an example of the determination of the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value.................................................................    $8.40
Maximum sales charge (5.25% of offering price)..................................    $ .47
Offering price to public .......................................................    $8.87
                                                                                    =====

CLASS B
Net asset value and offering price to public....................................    $7.82
                                                                                    =====

CLASS C
Net asset value and offering price to public....................................    $7.82
                                                                                    =====

CLASS Y
Net asset value and offering price to public....................................    $8.66
                                                                                    =====

                              REDEMPTION OF SHARES

      The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Trust uses the following procedures to process telephone redemptions: (1) obtaining some or all of the following information: account number, name(s), social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

REDEMPTION IN KIND

      The Trust intends to pay in cash for all shares of a Fund redeemed, but the Trust reserves the right to make payment wholly or partly in shares of readily marketable investment securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash and will bear any market risks associated with such securities until they are converted into cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.

                             PORTFOLIO TRANSACTIONS

      The Trust has no obligation to deal with any broker-dealer or group of broker-dealers to execute transactions in its portfolio securities. In connection with its duties to arrange for the purchase and sale of each Fund's portfolio securities, the Asset Management Group and the Funds' Sub-Advisers select such broker-dealers ("Broker-Dealers") as will, in their judgment, implement the policy of the Trust to achieve quality execution at favorable prices through responsible Broker-Dealers, and in the case of agency transactions, at competitive commission rates. The Asset Management Group and the Funds' Sub-Advisers deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless they determine that better price or execution may be obtained by paying such commissions.

      In allocating transactions to Broker-Dealers, the Asset Management Group and the Funds' Sub-Advisers are authorized to consider, in determining whether a particular Broker-Dealer will provide best execution, the Broker-Dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission where it is believed that another Broker-Dealer would offer greater reliability or provide a better price or execution. In addition, although a higher commission is generally not paid to brokers who supply brokerage and research services, the Asset Management Group and the Funds' Sub-Advisers have each adopted a brokerage allocation policy in reliance on Section 28(e) of the Securities and Exchange Act of 1934, permitting them to cause a Fund to pay commission rates in excess of those another Broker-Dealer would have charged if the Asset Management Group or the relevant Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the Broker-Dealer, viewed either in terms of the particular transaction or the Asset Management Group or the Sub-Adviser's overall responsibilities as to the accounts over which it exercises investment discretion.

      For purposes of Section 28(e), "research" means advice, analysis and reports used to provide lawful and appropriate assistance to the Asset Management Group or a Sub-Adviser in making investment decisions for its clients. The types of research the Asset Management Group or a Sub-Adviser may acquire include reports on or other information about particular companies or industries; economic data such as unemployment reports, inflation rates or gross domestic product figures; financial publications relating to the subject matter of Section 28(e); portfolio evaluation services, and financial database software and services. The types of brokerage services the Asset Management Group or a Sub-Adviser may use include execution clearing and settlement services; exchange of messages among brokers, custodians and institutions; and communication services related to the execution, clearing and settlement of securities transactions and other incidental services. The safe harbor is not available for transactions effected on a principal basis, with a markup or markdown paid to the broker-dealer, other than certain riskless principal transactions. In circumstances where the Asset Management Group or a Sub-Adviser receives products or services that are used for certain administrative purposes, a "good faith" allocation analysis is performed to determine the amount that should be paid in hard dollars by the Asset Management Group or a Sub-Adviser.


      Each year, the Asset Management Group assesses the contribution of the brokerage and research services provided by the Broker-Dealers, and whether the Broker-Dealers are providing best execution, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, and various investment committees each seek to evaluate the quality of the brokerage and research services they receive from Broker-Dealers and make judgments as to the level of business which would recognize such services. In addition, Broker-Dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. This may lead to carry over soft dollar credits that will be incorporated in the subsequent years' soft dollar tracking. The Asset Management Group will determine when to use soft dollars based on research needs to provide maximum client account benefit. In no case is a Broker-Dealer excluded from receiving business from the Asset Management Group because it has not been identified as providing research services. To the extent applicable, each Sub-Adviser follows similar practices.


      The Asset Management Group and each Sub-Adviser have a fiduciary duty to achieve best execution for every trade. In order to determine best execution, the SEC has stated that "a money manager should consider the full range and quality of a Broker's services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the money manager." The Asset Management Group and each Sub-Adviser have adopted best execution policies and procedures designed to ensure it is achieving the most favorable execution terms reasonably available given the specific circumstances of each trade.

      Brokerage and research services provided by Broker-Dealers may be used to service any or all of the clients of the Asset Management Group or the Sub-Advisers and/or may be used in connection with accounts other than those that pay commissions to the Broker-Dealer providing the brokerage and research services.

      Purchases and sales of debt securities are usually principal transactions. Each of the Funds may also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, debt securities, taxable money market securities and over the counter equities are traded on a net basis and do not involve brokerage commissions. The cost of executing these securities transactions will consist primarily of dealer spreads and underwriting commissions. However, the Funds may use dealers to trade such securities on an agency basis for a stated commission in order achieve better price and execution

      Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. However, the Funds may use dealers to trade such securities on an agency basis for a stated commission in order to achieve better price and execution. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

      Although the Investment Adviser and Sub-Advisers make investment decisions for the Trust independently from those of their other accounts, investments of the kind made by the Funds may often also be made by such other accounts. When the Investment Adviser or a Sub-Adviser buys or sells the same security at substantially the same time on behalf of the Funds and one or more other accounts managed by the Investment Adviser or Sub-Adviser, the Investment Adviser or Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Investment Adviser or Sub-Adviser may aggregate orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

      Certain broker-dealers may be affiliates of either the Adviser or a Sub-Adviser ("Affiliated Brokers"). Each of such entities believes that it is in the best interests of the Funds for which it acts to have the ability to execute brokerage transactions, when appropriate, through Affiliated Brokers. However, brokerage transactions on behalf of such Funds through Affiliated Brokers will only be executed when appropriate and to the extent consistent with applicable laws and regulations. In such cases, the Affiliated Brokers will act as agent for the Fund, and the Adviser or Sub-Adviser, as applicable, will not enter into any transaction on behalf of the Funds in which an Affiliated Broker is acting as principal for its own account. In connection with such agency transactions, the Affiliated Brokers will receive compensation in the form of brokerage commissions separate from any advisory or sub-advisory fee.

      As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions. Accordingly, while each Fund (other than New Asia Growth Fund and International Stock Fund) anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. A high turnover rate for a Fund's portfolio involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. The portfolio turnover rate will not be a limiting factor when the Asset Management Group or a Sub-Adviser deems portfolio changes appropriate.

      During the fiscal years ended July 31, 2006 and 2005, the portfolio turnover rates for the Small Cap Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, the High Grade Short Intermediate Fixed Income Fund, and the Tax Free Short Intermediate Securities Fund increased significantly. This increase for the Tax-Free Securities Fund was attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made in response to rising short and intermediate interest rates. The increase for the Tax Free Short Intermediate Securities Fund was primarily attributable to tactical portfolio adjustments made in response to rising short and intermediate interest rates and Hawaii municipal bond availability. The increase in portfolio turnover for the Small Cap Fund, the High Grade Core Fixed Income Fund and the High Grade Short Intermediate Fixed Income Fund was primarily attributable to the changes in their respective investment strategies in 2006.

      For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, purchase and sale transactions by U.S. Government Short Fixed Income Fund, High Grade Short Intermediate Fixed Income Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund did not involve brokerage commissions. The total brokerage commissions paid by the other Funds for the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, are set forth in the table below:

                                                                BROKERAGE COMMISSIONS PAID BY CERTAIN FUNDS
                                                       ----------------------------------------------------------
                                                       TOTAL COMMISSIONS    TOTAL COMMISSIONS   TOTAL COMMISSIONS
                                                        PAID FOR FISCAL      PAID FOR FISCAL     PAID FOR FISCAL
                                                          YEAR ENDED           YEAR ENDED           YEAR ENDED
FUND                                                     JULY 31, 2006*       JULY 31, 2005       JULY 31, 2004
------                                                 -----------------    -----------------   -----------------
New Asia Growth Fund ..............................     $       193,603     $       102,142     $       196,322
International Stock Fund ..........................     $       312,979     $       141,745     $       402,406
Small Cap Fund ....................................     $       948,034     $       263,596     $       519,401
Mid-Cap Fund ......................................     $       129,515     $       160,326     $        61,562
Growth Stock Fund .................................     $     1,132,964     $     1,096,317     $       464,449
Growth and Income Fund ............................     $       694,818     $       660,845     $       207,583
Value Fund ........................................     $       731,312     $       717,978     $       501,364

* Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, among others, changes in the Funds' investment sub-advisers, changes in equity management staff and cash flows into and out of Funds.

      The amount of soft dollar credits as a percentage of total portfolio commissions and total commissions paid to firms which provided research, statistical, or other services to the Asset Management Group and the Sub-Advisers in connection with the management of the Funds, for the fiscal year ended July 31, 2006 are set forth below:


                                       SOFT DOLLARS AS A PERCENTAGE OF     TOTAL COMMISSIONS PAID TO
                                                   TOTAL                PROVIDERS OF RESEARCH, STATISTICAL
FUND*                                       PORTFOLIO COMMISSIONS              AND OTHER SERVICES            AMOUNT OF TRANSACTIONS
-----                                  -------------------------------  ----------------------------------   ----------------------
International Stock Fund ............              80.90%                       $   252,919.34                 $   144,870,023.54
Small Cap Fund ......................              43.00%                       $   392,021.33                 $   317,268,745.12
Growth Stock Fund ...................               88.1%                       $   998,387.27                 $   640,533,320.85
Growth and Income Fund ..............               67.3%                       $   467,637.39                 $   429,586,908.31
Value Fund ..........................               81.8%                       $   598,524.50                 $   351,755,452.83



* CEP (which replaced BIP as the Mid-Cap Fund's sub-adviser effective October 10, 2007) has soft dollar arrangements with certain firms that provide research, statistical, and related services and, for the fiscal year ended July 31, 2007, CEP may receive certain soft dollar credits in connection with management of the Mid-Cap Fund.


      During the fiscal year ended July 31, 2006, the Funds, except as indicated below, did not acquire securities of their regular broker-dealers* or of their parents, as such terms are defined in Rule 10b-1 under the 1940 Act.

      The table below contains the aggregate value of securities of International Stock Fund's regular broker-dea1ers (or the parent of the regular broker-dealers) held by the International Stock Fund as of the fiscal year ended July 31, 2006.

                                        AGGREGATE VALUE OF SECURITIES OF EACH REGULAR BROKER OR DEALER
REGULAR BROKER-DEALER                                    (OR ITS PARENT) HELD BY FUND
---------------------                   --------------------------------------------------------------
Credit Suisse Group ...............                         $   2,452,096.85
DBS Group Holdings Ltd. ...........                         $   2,870,464.35
UBS AG ............................                         $   1,089,925.45

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

                      FEDERAL AND HAWAIIAN TAX INFORMATION

      The Prospectus describes generally the federal and certain Hawaiian tax treatment of distributions by the Funds. This section of the SAI includes certain additional information concerning federal and Hawaiian income taxes.

      The following is only a summary of certain tax considerations related to investment in the Funds, and shareholders should consult their own tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation.

FEDERAL TAX INFORMATION

      Qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") generally requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends, gains from the sale or other disposition of securities or options thereon, and certain related income; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains distributed to their shareholders, provided that they distribute to their shareholders at least 90% of their net investment income and tax-exempt income earned in each year.

      A 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements on a calendar year basis. This excise tax would not apply to tax-exempt income of the Tax-Free Funds. For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year (and also will be taxable to shareholders in such year) if the dividend is actually paid in the following January. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

      Income and dividends received by any of the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. Because each of Growth and Income Fund, Growth Stock Fund, Small Cap Fund, Mid-Cap Fund, High Grade Core Fixed Income Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund is expected to limit their investment in foreign securities, these Funds will not be eligible to elect to "pass through" foreign tax credits to shareholders. New Asia Growth Fund and International Stock Fund invest primarily in foreign securities. If more than 50% in value of either such Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from such Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. New Asia Growth Fund and International Stock Fund will report annually to their respective shareholders the amount per share of such withholding taxes.

      Gains or losses on sales of portfolio securities by a Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where a Fund acquires a put or writes a call thereon or otherwise engages in a transaction that "tolls" the Fund's holding period. Other gains or losses on the sale of securities will be short-term capital gains or losses. The amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

      A capital gains distribution or dividend will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution would be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal income tax purposes.

      If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

      Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

      If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

      If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

      The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. In this regard, they will be deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the marked to market rule and the "60%/40%" rule. Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., debt instruments and stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

      Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor
Section 988 transactions to avoid an adverse tax impact.

CLASS B SHAREHOLDERS

      No gain or loss will be recognized by a shareholder upon the conversion of Class B shares to Class A shares.

FOREIGN SHAREHOLDERS

      Under the Code, distributions of net investment income (including distributions of short-term capital gains) by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trustor estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at the rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gains derived by non-resident aliens or foreign entities that are not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year (in which case the individual may be treated as a U.S. resident in any event).

OTHER MATTERS

      Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

SPECIAL TAX CONSIDERATIONS FOR NEW ASIA GROWTH FUND AND INTERNATIONAL STOCK FUND

      Due to investment laws in certain developing countries in Asia, it is anticipated that investments by New Asia Growth Fund and International Stock Fund in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships, and International Stock Fund may make similar investments. Each such Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of the distributions from such a company and on gain from the disposition of the shares of such company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. A Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, a Fund may elect to "mark-to-market" at the end of each taxable year all shares that it holds in PFICs. If it makes this election, the Fund will recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, will not be recognized. By making the mark-to-market election, a Fund can avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.

SPECIAL TAX CONSIDERATIONS FOR THE TAX-FREE FUNDS

      Federal Tax Information

      The portion of total dividends paid by each of the Tax-Free Funds with respect to any taxable year that qualifies for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders of the Fund receiving dividends during such year. In order for a Tax-Free Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's assets must consist of tax-exempt securities. In addition, the Fund must distribute 90% of the aggregate interest excludable from gross income (net of non-deductible expenses) and 90% of the investment company taxable income earned by it during the taxable year. Within 60 days after the close of its taxable year, each Tax-Free Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103(a) of the Code received by such Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. In addition, market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

      The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals and corporations at the applicable tax rates. Further, exempt-interest dividends are includable in adjusted current earnings in calculating corporate alternative minimum taxable income. Except for temporary defensive purposes, the Trust will not invest in the types of Municipal Obligations which would give rise to interest that would be treated as a preference subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely.

      In addition, any loss realized by a shareholder upon the sale or redemption of shares of a Fund held less than six months is disallowed to the extent of any exempt-interest dividends received by the shareholder.

      Shareholders who may be "substantial users" (or related persons of substantial users) with respect to municipal securities held by a Tax-Free Fund should consult their tax advisers to determine whether exempt-interest dividends paid by the Fund with respect to such obligations retain their federal exclusions.

      Hawaiian Tax Information

      The Tax-Free Funds, and dividends and distributions made by the Tax-Free Funds to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. If at the close of each quarter of a Tax-Free Fund's taxable year at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from Hawaii personal income tax (under either the laws of Hawaii or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from Hawaii personal income tax. Similar exemptions may be available in other states with regard to the portion of tax-exempt dividends attributable to interest exempt from state taxation under federal law. Under Hawaii law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaii income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands.)

      Interest on Hawaiian Municipal Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii franchise tax. This tax applies to, among others, banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

      Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but may be subject to other state and local taxes.

      Other Matters

      Shares of the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R.10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

                               GENERAL INFORMATION

CAPITALIZATION

      The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of twelve separately managed series. The Board of Trustees may establish additional series in the future. Each series has unlimited transferable shares of beneficial interest, with no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of the Funds are fully paid, non-assessable and freely transferable.

      Each series may be comprised by up to four classes of shares -- Class Y, Class A, Class B and Class C. The offering of Class B shares by all Funds was suspended effective June 1, 2003 (except for reinvestment of Class B share dividends and exchanges of existing Class B shares between Funds). The suspension will remain in effect until further notice.

      The Classes generally have identical rights with respect to the series of which they are a part, but there are certain matters which affect one class but not another. Currently, the only such matters are the existence of Distribution and Shareholder Service Plans with respect to each of Class A, Class B and Class C shares but not Class Y shares, the absence of any sales load with regard to the purchase of the Class Y shares, and the fact that a salesperson or any other person entitled to receive compensation for selling or servicing Class A, Class B, Class C or Class Y shares may receive different compensation with respect to one such Class over another Class in the same Fund. Class A, Class B and Class C shares have different sales charges and other expenses which may affect performance. The Trust has a Prospectus for Class Y shares and separate Prospectus for Class A, B and C shares of various Funds. Prospectuses may be obtained by calling the telephone number listed on the first page of the Prospectus.

VOTING

      Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series.

      When certain matters affect one class but not another, the shareholders will vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory agreement is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds.

      As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

      The Trust will dispense with annual meetings of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

      Each share of a class of a Fund represents an equal proportional interest in that Fund or portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund or portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such basis as the Trustees in their sole discretion may determine.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund's property for any losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

PRINCIPAL SHAREHOLDERS

      As of November 1, 2006, the persons set forth below were known by the Trust to own of record or beneficially 5% or more of the Class A, Class B, Class C or Class Y shares, as applicable, of the indicated Fund. It is expected that the Bank of Hawaii or its affiliates may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of each of the Funds, except the Small Cap Fund, based upon the Bank of Hawaii's investment discretion for trust and other client accounts, with respect to which shares the Bank of Hawaii and its affiliates disclaim beneficial ownership. Such investment and/or voting power will change as the Bank of Hawaii and its affiliates periodically rebalance such accounts' holdings among the various Pacific Capital Funds and other investment options.

      Unless otherwise indicated, the address of: (a) Bank of Hawaii Corporation ("BOH") is P.O. Box 2900, Honolulu, HI 96846-0001; (b) MG Trust Custodian or Trustee, The Hilo Rice Mill Co Ltd. PS Plan ("MG Trust"), is Suite 300, Denver, CO 80202; (c) CAMCO ("CAMCO") is c/o Trust Services, 80 West Street, Rutland, VT 05701; (d) Vanguard Fiduciary Trust Company ("Vanguard") is P.O. Box 2600 VM 613, Attn. Outside Funds, Valley Forge, PA 19482; (e) Wells Fargo

Bank ("Wells Fargo") is P.O. Box 1533, Minneapolis, MN 55480; (f) Union Bank TR Nominee Trico Trading Profit Sharing PL FBO ("Union") is P.O. Box 85484 TR 6702008070, San Diego, CA 92628-5099; (g) BDNY Western Trust Company TTEE for Territory of American Samoa ("BNY") is 550 Kearny Street, Suite 600, San Francisco, CA 94108; (h) Richard Bergson ("B") is Pacific Radio Group, Inc. 311 Ano St., Kahului, MA 80202 (i) Dana S. Takashima ("T") is 28 Kamoi St. 200, P.O. Box 1276, Kaunakakai, HI 96748; (j) Susan Forbes ("F") is Hawaii Health Information Corp., 600 Kapiolani Blvd., Honolulu, HI 96813; (k) Douglas Philpotts ("P") is Douglas Philpotts Trust I, 55 Dowsett Avenue, Honolulu, HI 96817; (l) STROBRO is c/o Bank of Hawaii, P.O. Box 1930, Honolulu, HI 96805.

                                 CLASS A SHARES

                                                                                                            HIGH GRADE
                                                                      HIGH                   TAX-FREE          SHORT         U.S.
                    INTER-                        GROWTH             GRADE                    SHORT        INTERMEDIATE  GOVERNMENT
         NEW ASIA  NATIONAL SMALL  MID-   GROWTH    AND            CORE FIXED   TAX-FREE   INTERMEDIATE       FIXED     SHORT FIXED
 RECORD   GROWTH    STOCK    CAP   CAP     STOCK  INCOME   VALUE     INCOME    SECURITIES   SECURITIES        INCOME       INCOME
 HOLDER    FUND      FUND    FUND  FUND    FUND    FUND     FUND     FUND        FUND          FUND            FUND         FUND
 ------    ----      ----    ----  ----    ----    ----     ----     ----        ----          ----            ----         ----
P                                                                                7.68%

                                 CLASS B SHARES

                                                                                                            HIGH GRADE
                                                                      HIGH                   TAX-FREE          SHORT         U.S.
                    INTER-                        GROWTH             GRADE                    SHORT        INTERMEDIATE  GOVERNMENT
         NEW ASIA  NATIONAL SMALL  MID-   GROWTH    AND            CORE FIXED   TAX-FREE   INTERMEDIATE       FIXED     SHORT FIXED
 RECORD   GROWTH    STOCK    CAP   CAP     STOCK  INCOME   VALUE     INCOME    SECURITIES   SECURITIES        INCOME       INCOME
 HOLDER    FUND      FUND    FUND  FUND    FUND    FUND     FUND     FUND        FUND          FUND            FUND         FUND
 ------    ----      ----    ----  ----    ----    ----     ----     ----        ----          ----            ----         ----
Wells
Fargo     17.78%

                                 CLASS C SHARES

                                                                                                            HIGH GRADE
                                                                      HIGH                   TAX-FREE          SHORT         U.S.
                    INTER-                        GROWTH             GRADE                    SHORT        INTERMEDIATE  GOVERNMENT
         NEW ASIA  NATIONAL SMALL  MID-   GROWTH    AND            CORE FIXED   TAX-FREE   INTERMEDIATE       FIXED     SHORT FIXED
 RECORD   GROWTH    STOCK    CAP   CAP     STOCK  INCOME   VALUE     INCOME    SECURITIES   SECURITIES        INCOME       INCOME
 HOLDER    FUND      FUND    FUND  FUND    FUND    FUND     FUND     FUND        FUND          FUND            FUND         FUND
 ------    ----      ----    ----  ----    ----    ----     ----     ----        ----          ----            ----         ----
MG Trust  49.20%     67.22%        56.63%  63.11%  66.18%   66.37%   68.31%                                   61.92%        72.28%
BOH                                                                              100.00%      100.00%
B          5.58%                                    5.83%
T                     5.71%                                  5.08%
F                     5.14%

                                 CLASS Y SHARES

                                                                                                            HIGH GRADE
                                                                      HIGH                   TAX-FREE          SHORT         U.S.
                    INTER-                        GROWTH             GRADE                    SHORT        INTERMEDIATE  GOVERNMENT
         NEW ASIA  NATIONAL SMALL  MID-   GROWTH    AND            CORE FIXED   TAX-FREE   INTERMEDIATE       FIXED     SHORT FIXED
 RECORD   GROWTH    STOCK    CAP   CAP     STOCK  INCOME   VALUE     INCOME    SECURITIES   SECURITIES        INCOME       INCOME
 HOLDER    FUND      FUND    FUND  FUND    FUND    FUND     FUND     FUND        FUND          FUND            FUND         FUND
 ------    ----      ----    ----  ----    ----    ----     ----     ----        ----          ----            ----         ----
STROBRO    85.10%   96.15%  31.71% 99.19%  91.09%  93.90%   98.06%   98.83%     99.64%       99.97%         97.32%         70.92%
Vanguard   14.17%           18.12%          7.90%   5.85%
Union                        7.98%
CAMCO                                                                                                                      20.63%
BNY                                                                                                                         8.45%

                                    CUSTODIAN

      The Bank of New York ("BNY" or "Custodian") has been retained as Custodian for the Funds. With regard to each Fund, the Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of the Fund. For its services as Custodian, BNY receives an asset-based fee.

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

      KPMG LLP ("KPMG"), 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, is the independent registered public accounting firm for the Funds. KPMG provides financial auditing services as well as certain tax return preparation services for the Funds.

      Paul, Hastings, Janofsky & Walker LLP serves as independent legal counsel for the Trust and its independent Trustees. Its office is located at 515 South Flower Street, Los Angeles, California 90071.

                              FINANCIAL INFORMATION

      The Trust's 2006 Annual Report to Shareholders accompanies this SAI. The audited financial statements included in such Annual Report are incorporated in this SAI by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of such firm as experts in accounting and auditing. Additional copies of the Trust's 2006 Annual Report to Shareholders may be obtained at no charge by telephoning the Trust at the number on the front page of this SAI.

                             REGISTRATION STATEMENT

      The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A
                       RATINGS OF FIXED INCOME SECURITIES

      The following is a description of the ratings given by Moody's Investor Service, Inc. ("Moody's"), Duff & Phelps, Inc. ("D&P"), Fitch Investor Service ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited("IBCA") and Thompson Bank Watch ("Thompson"), each an NRSRO, to corporate bonds and commercial paper.

CORPORATE BOND RATINGS

MOODY'S:

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues maybe in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P:

      AAA - This is the highest rating assigned by Standard &Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

      C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied

      CCC -- debt rating. The Crating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

      Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

      L - The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

      * - Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

      NR - Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

D&P:

      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA+, AA, AA- - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A+, A, A- - Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      BBB+, BBB, BBB - Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB+, BB, BB- - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

      B+, B, B- - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

      CCC - Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

      DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

      DP - Preferred stock with dividend arrearages.

FITCH IBCA:

      AAA - Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB - Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      BB - Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B - Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1'.

      NR - indicates that Fitch IBCA does not rate the issuer or issue in question.

      Withdrawn - A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RatingAlert - Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

THOMSON:

      Thomson rates only bank debt.

      AAA - Bonds rated AAA have a very high ability to pay interest and principal on a timely basis.

      AA - Bonds rated AA have a superior ability to pay interest and repay principal with limited incremental risk versus AAA bonds.

      A - Bonds rated A have a strong ability to repay principal and interest, but could be more vulnerable to adverse internal and external developments.

      BBB - Bonds rated BBB have an acceptable capacity to pay interest and repay principal and are more vulnerable to risk than higher-rated obligations.

      BB, B, CCC, and CC, designations are assigned by Thomson to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. BB indicates the lowest degree of speculation and CC the highest degree of speculation. The D designation indicates that the long-term debt is in default.

      The ratings from AAA through CC may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                       CORPORATE COMMERCIAL PAPER RATINGS

MOODY'S:

      The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      P-1 (Prime-1) - Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

      Leading market positions in well established industries High rates of return on funds employed

      Conservative capitalization structures with moderate reliance on debt and ample asset protection - Broad margins in earnings coverage of fixed financial charges and high internal cash generation - Well established access to a range of financial markets and assured sources of alternate liquidity

      P-2 (Prime-2) - Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject to more variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      P-3 (Prime-3) - Issuers rated P-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

      If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

S&P:

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

      A - Issues rated A are regarded as having the greatest capacity for timely payment. Bonds in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1 - Issues rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Commercial paper with overwhelming safety characteristics will be rated A-1+.

      A-2 - Issues rated A-2 have a strong capacity for timely payments on issues. However, the relative degree of safety is not as high as for issues designated "A-1."

      A-3 - Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B - Issues rated B are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

      C - Issues rated C are short-term debt obligations with a doubtful capacity for payment.

      D - This rating indicates that the issue is either in default or is expected to be in default upon maturity.

      D&P:

      Duff 1+ - The Duff 1+ rating for corporate commercial paper indicates the highest certainty of timely payment. Corporate commercial paper with very high certainty of payment, excellent liquidity and minor risk will be rated Duff 1. Corporate commercial paper with high certainty of timely payment, strong liquidity and very small risk will be rated Duff 1-.

      Duff 2 - The Duff 2 rating for corporate commercial paper indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital market is good. Risk factors are small.

FITCH IBCA:

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      F1 - Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D - Default. Denotes actual or imminent payment default.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1'.

      NR - indicates that Fitch IBCA does not rate the issuer or issue in question.

      Withdrawn - A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RatingAlert - Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

THOMSON:

      TBW-1 - The TBW-1 rating reflects a very high degree of likelihood that principal and interest will be timely repaid and paid.

      TBW-2 - Bank commercial paper rated TBW-2 has a strong degree of safety regarding payment.

      TBW-3 - Bank commercial paper rated TBW-3 is the lowest investment grade category, reflecting an adequate capacity to timely service principal and interest but more exposure to adverse internal and external developments than higher-rated issues.

      TBW-4 - Bank commercial paper rated TBW-4 indicates that the debt is regarded as non-investment grade and therefore speculative.

CORPORATE NOTE RATINGS

S&P:

      The two highest ratings for corporate notes are SP-1 and SP-2.

      SP-1 - Notes rated SP-1 reflect a very strong or strong capacity to pay principal and interest. Note issues with overwhelming safety characteristics will be rated SP-1+.

      SP-2 - Notes rated SP-2 reflect a satisfactory capacity to pay principal and interest.

D&P:

      D-1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      D-1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      D-2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      D-3 - Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      D-4 - Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      D-5 - Issuer failed to meet scheduled principal and/or interest payments.

TAX EXEMPT BOND RATINGS

MOODY'S:

      Moody's ratings for U.S. Tax Exempt Municipal Bonds range from Aaa to C and utilize substantially the same definitional elements as are set forth under the Moody's section of the Corporate Bond Ratings descriptions on page A-1.

S&P:

      S&P's ratings for U.S. Tax Exempt Municipal Bonds range from AAA to D and utilize substantially the same definitional elements as are set forth under the Moody's section of the Corporate Bond Ratings descriptions on page A-2.

D&P:

      D&P's ratings for U.S. Tax Exempt Municipal Bonds range from AAA to DP and utilize substantially the same definitional elements as are set forth under the D&P section of the Corporate Bond Ratings descriptions on page A-3.

FITCH IBCA:

      Fitch IBCA's ratings for U.S. Tax Exempt Municipal Bonds range from AAA to D and utilize substantially the same definitional elements as are set forth under the D&P section of the Corporate Bond Ratings descriptions on page A-3.

TAX EXEMPT NOTE RATINGS

MOODY'S:

      MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

      Issues that are subject to a periodic reoffer and resale in the secondary market in a "dutch auction" are assigned a long-term rating based only on Moody's assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody's expresses no opinion as to the ability of the holder to sell the security in a secondary market "dutch auction." Such issues are identified by the insertion of the words "dutch auction" into the name of the issue.

      Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

S&P:

      Municipal notes with maturities of three years or less are usually given note ratings to distinguish more clearly the credit quality of notes as compared to bonds.

      SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus designation.

      SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      SP-3 - Speculative capacity to pay principal and interest.

D&P:

      D&P's ratings for U.S. Tax Exempt Notes range from D-1+ to D-5 and utilize substantially the same definitional elements as are set forth under the D&P section of the Corporate Notes Ratings descriptions on page A-9.

FITCH IBCA:

      Fitch IBCA's ratings for U.S. Tax Exempt Notes range from F-1 to D and utilize substantially the same definitional elements as are set forth under the D&P section of the Corporate Notes Ratings descriptions on page A-9.